     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2003

                                                      1933 ACT FILE NO.

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              MFS(R) SERIES TRUST I
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                500 BOYLSTON, STREET, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-954-5000

                                 -------------

                             STEPHEN E. CAVAN, ESQ.
                    MASSACHUSETTS FINANCIAL SERVICES COMPANY,
                               500 BOYLSTON STREET
                           BOSTON, MASSACHUSETTS 02116
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 -------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

Title of Securities Being Registered: Class A, Class B, Class C and Class I shares of beneficial interest in the series of the Registrant designated Technology Fund.

NO FILING FEE IS REQUIRED BECAUSE AN INDEFINITE NUMBER OF SHARES HAVE PREVIOUSLY BEEN REGISTERED PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED ON FORM N-1A (FILE NO.33-7638).

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON
                       MAY 26, 2003 PURSUANT TO RULE 488.

===============================================================================

                               PROXY INFORMATION

The enclosed proxy statement discusses important issues affecting your investment in the MFS Global Telecommunications Fund. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Both methods are generally available 24 hours a day. If you vote via the internet or by telephone, your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

WAYS TO VOTE:

     TO VOTE ON THE INTERNET

        1.  Read the proxy statement.
        2.  Follow the internet voting instructions on your proxy card.
        3.  Enter the control number on your proxy card.
        4.  Follow the instructions on the site.

     TO VOTE BY TELEPHONE

        1.  Read the proxy statement.
        2.  Call the toll-free number on your proxy card.
        3.  Enter the control number on your proxy card.
        4.  Follow the recorded instructions.

     TO VOTE BY MAIL

        1.  Read the proxy statement.
        2.  Complete and sign the proxy card.
        3.  Mail the completed proxy card in the enclosed postage-paid envelope.

YOUR VOTE IS IMPORTANT TO US, PLEASE VOTE NOW.

QUESTIONS:

Georgeson Shareholder Communications, Inc. ("GSC"), a professional proxy solicitation firm, has been selected to assist shareholders in the voting process. If we have not received your proxy card as the date of the meeting approaches, GSC may call you to remind you to exercise your right to vote.

If you have any questions about how to vote your shares, please call GSC toll-free at 1-866-364-3351 any business day between 9 a.m. and 11 p.m. Eastern time.

MFS(R)
INVESTMENT MANAGEMENT

MFS Investment Management
500 Boylston Street, Boston, Massachusetts 02116-3741
617 954 5000

                                  June 6, 2003

Dear Shareholder:

         I am writing to ask for your vote on an important matter that will affect your investment in MFS(R) Global Telecommunications Fund (the "Global Telecommunications Fund"). Votes will be cast at a shareholder meeting scheduled for July 28, 2003. While you are, of course, welcome to join us at the Global Telecommunications Fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card or by voting by telephone or over the internet.

         You may be aware that MFS offers a wide array of funds designed to meet the investment needs of investors. MFS offers a fund that is similar to the Global Telecommunications Fund called MFS(R) Technology Fund (the "Technology Fund"). The Technology Fund's main investment objective is capital appreciation. In addition to having a similar investment objective, the Technology Fund has similar investment strategies and policies, yet is larger than the Global Telecommunications Fund and has lower operating expenses and increased investment flexibility.

         After careful consideration, the Global Telecommunications Fund's Trustees have unanimously agreed that a tax-free reorganization of the Global Telecommunications Fund into the Technology Fund would be in your best interest. For this reason, your Trustees recommend that you vote FOR the proposed transaction, by signing and returning the enclosed proxy card or by following the instructions on the proxy card to vote via telephone or over the internet. This proposed reorganization is detailed in the enclosed Prospectus/Proxy Statement. For your convenience, a summary of the transaction in question and answer format is included in the beginning of the Prospectus/Proxy Statement. I suggest you read both thoroughly before voting.

                          YOUR VOTE MAKES A DIFFERENCE

         No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to vote according to the manner specified. Your prompt response will help avoid the need for additional mailings at the Global Telecommunications Fund's expense. For your convenience, we have provided a postage-paid envelope should you choose to vote by mail.

         If you have any questions or need additional information, please contact your financial advisor or GSC at 1-866-364-3351, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                            Sincerely,

                                            Jeffrey L. Shames
                                            Chairman

We invented the mutual fund(R)

                       MFS GLOBAL TELECOMMUNICATIONS FUND
                         A SERIES OF MFS SERIES TRUST I
                500 BOYLSTON STREET, BOSTON, MASSACHUSETTS 02116

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 28, 2003


A Special Meeting of Shareholders of MFS Global Telecommunications Fund, a series of MFS Series Trust I, a Massachusetts business trust, will be held at the offices of the Fund, 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, on Monday, July 28, 2003, at 2:00 p.m. for the following purposes:

      ITEM    1. To consider and act upon a proposal to approve a Plan of
                 Reorganization (the "Plan") for MFS Global Telecommunications Fund (the "Global Telecommunications Fund") and MFS Technology Fund (the "Technology Fund"), each a series of MFS Series Trust I, a Massachusetts business trust, providing for the transfer of the assets of the Global Telecommunications Fund to the Technology Fund in exchange solely for shares of beneficial interest in the Technology Fund and the assumption by the Technology Fund of the liabilities of the Global Telecommunications Fund, the distribution of the Technology Fund shares to the shareholders of the Global Telecommunications Fund in liquidation of the Global Telecommunications Fund and the termination of the Global Telecommunications Fund.

      ITEM    2. To transact such other business as may properly come before the meeting and any adjournments thereof.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                           THAT YOU VOTE FOR ITEM 1.

Only shareholders of record on May 27, 2003 will be entitled to vote at the Meeting.

                                            By order of the Board of Trustees,
                                            Stephen E. Cavan, Secretary

June 6, 2003

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING BY PHONE OR INTERNET, OR BY SIGNING AND RETURNING THE ENCLOSED PROXY IN THE POSTATE PAID ENVELOPE PROVIDED, WHICH WILL HELP IN AVOIDING THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION.

                           PROSPECTUS/PROXY STATEMENT

                                  June 6, 2003

                          ACQUISITION OF THE ASSETS OF

                       MFS GLOBAL TELECOMMUNICATIONS FUND

                        BY AND IN EXCHANGE FOR SHARES OF
                              MFS TECHNOLOGY FUND

                      EACH A SERIES OF MFS SERIES TRUST I

                              500 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 954-5000

                                   * * * * *

         This document will give you the information you need to vote on the proposed reorganization. Much of the information is required under rules of the Securities and Exchange Commission (the "SEC"); some is technical. If there is anything you don't understand, please call the toll-free number, 1-[866-364-3351], or call your financial advisor.

         This Prospectus/Proxy Statement relates to the proposed reorganization of MFS Global Telecommunications Fund (the "Global Telecommunications Fund") into MFS Technology Fund (the "Technology Fund"). As a result of the proposed reorganization, each Class A, Class B, Class C and Class I shareholder of the Global Telecommunications Fund will receive a number of full and fractional Class A, Class B, Class C and Class I shares, respectively, of the Technology Fund equal in value at the date of the exchange to the total value of the shareholder's Global Telecommunications Fund shares. (The Technology Fund also offers Class R shares, which are not involved in the reorganization.) Like the Global Telecommunications Fund, the Technology Fund is in the family of funds managed by Massachusetts Financial Services Company ("MFS") and is a series of a registered open-end management investment company (mutual fund). The Technology Fund and the Global Telecommunications Fund are collectively referred to herein as the "Funds," and each is referred to individually as a "Fund."

         This Prospectus/Proxy Statement explains concisely what you should know before voting on the proposed reorganization or investing in the Technology Fund. Please read it and keep it for future reference. This Prospectus/Proxy Statement is accompanied by (i) the Prospectus, dated January 1, 2003, of the Technology Fund (the "Technology Fund Prospectus") and (ii) the Technology Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002 (the "Technology Fund Annual Report"). The Technology Fund Prospectus and the Technology Fund Annual Report are incorporated into this Prospectus/Proxy Statement by reference.

         The following documents have been filed with the Securities and Exchange Commission and are also incorporated into this Prospectus/Proxy Statement by reference:

         (i) the Prospectus, dated January 1, 2003, of the Global Telecommunications Fund;

         (ii) the Statement of Additional Information of the Global Telecommunications Fund, dated January 1, 2003;

         (iii) the Statement of Additional Information of the Technology Fund, dated January 1, 2003;

         (iv) the Global Telecommunications Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002;

         (v) a Statement of Additional Information, dated June 6, 2003, relating to the proposed reorganization.

         For a free copy of any of the above documents, please contact us at our toll-free number (1-800-225-2606).

         Proxy materials, registration statements and other information filed by the Funds can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You may also access reports and other information about the Funds on the Commission's Internet site at http://www.sec.gov.

         The securities offered by the accompanying Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of such Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                   * * * * *

                               TABLE OF CONTENTS

                                                                           PAGE

Synopsis 6
Risk Factors.............................................................    15
General..................................................................    15
Proposal Regarding Approval or Disapproval of Reorganization Transaction
  and Related Plan of Reorganization.....................................    18
Background and Reasons for the Proposed Reorganization...................    19
Information About The Reorganization.....................................    20
Voting Information.......................................................    24
Plan of Reorganization...................................................   A-1

Enclosures
  Prospectus of the MFS Technology Fund, dated January 1, 2003
  Annual Report of the MFS Technology Fund, for the fiscal year ended August 31, 2002

                                    SYNOPSIS

         The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed reorganization between funds. These responses are qualified in their entirety by the remainder of the Prospectus/Proxy Statement, which contains additional information and further details regarding the proposed reorganization.

1.       WHAT IS BEING PROPOSED?

         The Trustees of the Funds are recommending that shareholders of the Global Telecommunications Fund approve the reorganization of the Global Telecommunications Fund into the Technology Fund. If approved by shareholders, the assets of the Global Telecommunications Fund will be transferred to the Technology Fund in exchange for shares of the Technology Fund with a value equal to those assets net of liabilities and for the assumption by the Technology Fund of the liabilities of the Global Telecommunications Fund. Immediately following the transfer, the Technology Fund shares received by the Global Telecommunications Fund will be distributed to its shareholders, pro rata, and the Global Telecommunications Fund will be terminated as soon as reasonably practicable thereafter. (All of these transactions are referred to below collectively as the "reorganization.")

2. WHAT WILL HAPPEN TO MY SHARES OF THE GLOBAL TELECOMMUNICATIONS FUND AS A RESULT OF THE REORGANIZATION?

         Your shares of the Global Telecommunications Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of the Technology Fund with an equal total net asset value. The Global Telecommunications Fund will then be terminated.

3.       WHY ARE THE TRUSTEES PROPOSING THIS REORGANIZATION?

         The Trustees believe that the reorganization is in the best interests of each Fund's shareholders. Over the past few years, the telecommunications industry has contracted dramatically, creating fewer investment opportunities for the Global Telecommunications Fund. In February 2000, the level of investable assets in the telecommunications market was nearly $2 trillion, representing approximately 15% of the market (as measured by the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity markets). Today, that level has decreased by 75%, representing approximately 5.6% of that market. This has significantly reduced the assets of the Global Telecommunications Fund, which has made the Fund more expensive to operate and more difficult to manage efficiently. The Technology Fund invests in companies believed to benefit from technological advances, including companies in the telecommunications as well as many other fields. Thus, shareholders formerly invested in the Global Telecommunications Fund would continue to have exposure to telecommunications companies, but in a larger portfolio with much greater diversification among technology companies and with lower expenses.

4. WHAT ARE THE BENEFITS OF MERGING THE GLOBAL TELECOMMUNICATIONS FUND INTO THE TECHNOLOGY FUND?

         As shown in more detail below, the two Funds have similar investment strategies and policies, but the Technology Fund is larger than your Fund and has increased investment flexibility and lower expenses than your Fund. Past performance, of course, is no indication of future performance. The Trustees believe that combining the two similar Funds should provide greater opportunities for diversifying investments and should result in economies of scale leading to lower operating expenses than are incurred by your Fund.

         As shown in the Annual Fund Operating Expenses table on page 10, if the reorganization had taken place on February 29, 2002, the annual expense ratios for the Technology Fund, including the fee waiver, for the following twelve months are projected to have been 1.50% for Class A shareholders (compared to 1.70% for your Fund); 2.15% for both Class B and Class C shareholders (compared to 2.35% for each such class for your Fund); and 1.15% for Class I shareholders (compared to 1.35% for your Fund). Lower expenses should help keep more of your money invested, which often helps bolster an investment's total return over time. In addition, although past performance is not a guarantee of future performance, the Technology Fund has a better long-term performance record than the Global Telecommunications Fund.

5. HOW DO THE INVESTMENT GOALS, POLICIES AND RESTRICTIONS OF THE TWO FUNDS COMPARE?

         The investment goals and policies of the two Funds are similar. The Global Telecommunications Fund's objective is long-term growth of capital. The Technology Fund's objective is capital appreciation.

         Both Funds seek to achieve their goals by investing, under normal circumstances, at least 80% of their net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of issuers that, for the Global Telecommunications Fund, are telecommunications companies or, for the Technology Fund, are companies that Massachusetts Financial Services ("MFS") believes will benefit from technological advances and improvements. The Funds may invest in companies of any size. The Funds also may invest in securities of U.S. and non-U.S. issuers, including those in emerging markets. Each Fund also may invest a relatively large percentage of its assets in a single issuer compared to other funds managed by MFS.

         The Funds' investments may include securities issued in initial public offerings and securities traded in the over-the-counter markets. Each Fund also may establish "short" positions in specific securities or stock indices. In addition, the Funds may invest in fixed income securities, including those of corporations, governments and supranational agencies, when relative values make such purchases attractive. While both Funds can invest in bonds rated below investment grade (i.e., "junk bonds"), the Global Telecommunications Fund generally may invest in such bonds to a greater extent than the Technology Fund.

         The primary differences between the Funds are as follows: The Global Telecommunications Fund generally limits its investments to telecommunications companies. The Technology Fund invests in telecommunications companies, but also may invest in companies in many other industries that MFS believes will benefit from technological advances and improvements. These companies are in industries such as computer software and hardware, semiconductors, minicomputers, peripheral equipment, scientific instruments, pharmaceuticals, environmental services, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology and health care and medical supplies. In addition, the Global Telecommunications Fund is "non-diversified," as defined by the Investment Company Act of 1940, which means that it may invest a relatively high percentage of its assets in a small number of issuers. The Technology Fund is "diversified," but is permitted to invest a relatively large percentage of its assets in a single issuer compared to other funds managed by MFS.

         Other differences between the Funds include the following. The Global Telecommunications Fund may invest a substantial portion of its assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries. The Technology Fund does not have a comparable policy in this regard. In addition, the Technology Fund may invest in emerging growth companies (including small cap companies) to a greater extent than the Global Telecommunications Fund.

         In addition to the Funds' principal investment strategies referred to above, the Funds may engage in a number of other investment techniques and practices. The table below summarizes both the principal and non-principal investment techniques and practices that the Funds can employ. The risks associated with the principal investment techniques and practices are described, together with their risks, in each Fund's Statement of Additional Information.

INVESTMENT TECHNIQUES/PRACTICES
................... ......................................... ...................................................
SYMBOLS              o  Fund uses, or currently anticipates     --  Permitted, but Fund does not currently
                        using                                       anticipate using

                                                                                GLOBAL                TECHNOLOGY
                                                                        TELECOMMUNICATIONS FUND          FUND
Debt Securities
   Asset-Backed Securities
     Collateralized Mortgage Obligations and Multiclass Pass-Through              --                      --
       Securities..................................................
     Corporate Asset-Backed Securities.............................                O                      --
     Mortgage Pass-Through Securities..............................                O                       O
     Stripped Mortgage-Backed Securities...........................               --                      --
   Corporate Securities............................................                O                       O
   Loans and Other Direct Indebtedness.............................                O                      --
   Lower Rated Bonds...............................................                O                       O
   Municipal Bonds.................................................               --                      --
   U.S. Government Securities......................................                O                       O
   Variable and Floating Rate Obligations..........................                O                      --
   Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds........                O                      --
Equity Securities..................................................                O                       O
Foreign Securities Exposure
   Brady Bonds.....................................................                O                      --
   Depositary Receipts.............................................                O                       O
   Dollar-Denominated Foreign Debt Securities......................                O                       O
   Emerging Markets................................................                O                       O
   Foreign Securities..............................................                O                       O
Forward Contracts..................................................                O                       O
Futures Contracts..................................................                O                       O
Indexed Securities/Structured Products.............................               --                       O
Inverse Floating Rate Obligations..................................               --                      --
Investment in Other Investment Companies
   Open-End Funds..................................................                O                       O
   Closed-End Funds................................................                O                       O
Lending of Portfolio Securities....................................                O                       O
Leveraging Transactions
   Bank Borrowings.................................................               --                      --
   Mortgage "Dollar-Roll" Transactions.............................               --                      --
   Reverse Repurchase Agreements...................................               --                      --
Options
   Options on Foreign Currencies...................................                O                       O
   Options on Futures Contracts....................................                O                       O
   Options on Securities...........................................                O                       O
   Options on Stock Indices........................................                O                       O
   Reset Options...................................................               --                       O
   "Yield Curve" Options...........................................               --                       O
Repurchase Agreements..............................................                O                       O
Short Sales........................................................                O                       O
Short Term Instruments.............................................                O                       O
Swaps and Related Derivative Instruments...........................                O                       O
Temporary Borrowings...............................................                O                       O
Temporary Defensive Positions......................................                O                       O
"When-Issued" Securities...........................................                O                       O
................... ......................................... ...................................................

6. HOW DO THE MANAGEMENT FEES AND OTHER EXPENSES OF THE TWO FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE
         REORGANIZATION?

         The tables below show the annual operating expenses of the Funds. During the six month period ended February 28, 2003, the Technology Fund paid an annualized management fee of 0.75% of the Fund's average daily net assets. During the six month period ended February 28, 2003, the Global Telecommunications Fund paid an annualized management fee of 1.00% of its average daily net assets. Thus, the management fee rate for the Technology Fund is, and after giving effect to the reorganization would remain, 25% lower based on average net assets than that of the Global Telecommunications Fund.

         In addition to a lower management fee rate, the Technology Fund's "other expenses" for each class of shares were significantly lower than the Global Telecommunications Fund's "other expenses" without taking into account any fee waiver or expense reimbursement arrangements. For example, with respect to Class A shares, "other expenses" without taking into account any fee waiver or expense reimbursement arrangements were 44% lower for the Technology Fund as compared to the Global Telecommunications Fund (0.58% vs. 1.03%). MFS has contractually agreed, subject to reimbursement, to bear the Funds' expenses such that "other expenses" (excluding certain items described below) for each class of shares do not exceed 0.35% annually for the Global Telecommunications Fund and 0.40% annually for the Technology Fund. However, even after taking these arrangements into account, the net total annual operating expense ratio for each class of shares of the Technology Fund was lower than that of the corresponding class of shares of the Global Telecommunications Fund.

         The sales charges are the same for both Funds; however no initial sales charge will be charged to shareholders in connection with the reorganization of the Funds. In addition, the maximum amounts payable under the distribution plans, adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for Class A, Class B and Class C are the same for both Funds.

         The pro forma post-reorganization net expense ratio for each class of shares of the Technology Fund is lower than that of the corresponding class of shares of your Fund for the twelve month period ended February 28, 2003, after taking into account any fee waivers or expense reimbursement arrangements. The pro forma post-reorganization net total operating expenses of the Technology Fund would also be lower if waivers were not taken into account.

         The following tables summarize the maximum fees and expenses you may pay when investing in the Funds, annualized expenses that each of the Funds incurred in the six months ended February 28, 2003 and pro forma expenses of the Technology Fund after giving effect to the reorganization (assuming that the reorganization occurred on February 29, 2002).

                                                               Class A        Class B        Class C       Class I
Fees (fees paid directly from your investment):                 Shares        Shares         Shares         Shares
-----------------------------------------------                 ------        ------         ------         ------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Global Telecommunications Fund                                  5.75%          None           None           None
Technology Fund                                                 5.75%+         None           None           None
Maximum Deferred Sales Charge (Load) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)
Global Telecommunications Fund                                  None**       4.00%***         1.00%          None
Technology Fund                                                 None**       4.00%***         1.00%          None

----------
  + No sales charge would be paid on shares of the Technology Fund issued in connection with this proposed reorganization.
 ** A contingent deferred sales charge of 1% is assessed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more or as part of a purchase through certain retirement plans.
*** 4.00% in the first year, declining to 1.00% in the sixth year, and eliminated thereafter.

                                           ANNUAL FUND OPERATING EXPENSES
                                   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                                     Total Annual
                                    Distribution                         Fund            Expense
                                      (12b-1)           Other         Operating       Reimbursement
                  Management Fees     Fees(1)        Expenses(3)     Expenses(4)    and/or Fee Waiver   Net Expenses
                  ---------------     -------        -----------     -----------    -----------------   ------------
Global Telecommunications Fund
     Class A           1.00%           0.35%            1.03%           2.38%            (0.68)%           1.70%
     Class B           1.00%           1.00%            1.03%           3.03%            (0.68)%           2.35%
     Class C           1.00%           1.00%            1.03%           3.03%            (0.68)%           2.35%
     Class I           1.00%            None            1.03%           2.03%            (0.68)%           1.35%
Technology Fund
     Class A           0.75%           0.35%            0.58%           1.68%            (0.18)%           1.50%
     Class B           0.75%           1.00%            0.58%           2.33%            (0.18)%           2.15%
     Class C           0.75%           1.00%            0.58%           2.33%            (0.18)%           2.15%
     Class I           0.75%            None            0.58%           1.33%            (0.18)%           1.15%
Technology Fund (Pro Forma Combined) (2)
     Class A           0.75%           0.35%            0.56%           1.66%            (0.16)%           1.50%
     Class B           0.75%           1.00%            0.56%           2.31%            (0.16)%           2.15%
     Class C           0.75%           1.00%            0.56%           2.31%            (0.16)%           2.15%
     Class I           0.75%            N/A             0.56%           1.31%            (0.16)%           1.15%

----------
(1) Each Fund has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of each class of shares and the services provided to you by your financial advisor (referred to as distribution and service fee). For each Fund, the maximum annual distribution and service fees under the plans are: 0.35% for Class A shares, 1.00% for Class B shares and Class C shares. Class
    I shares are not subject to a distribution or service fee.
(2) Assumes that the reorganization occurred on February 29, 2002.
(3) MFS has contractually agreed, subject to reimbursement, to bear each Fund's expenses such that "Other Expenses"
    (after taking into account the expense offset arrangements described below and excluding expenses associated with a Fund's obligation to pay dividends in connection with a Fund's short sale of securities where dividends on these securities have been declared while the short sale is outstanding) do not exceed 0.35% annually for the Global Telecommunications Fund and 0.40% annually for the Technology Fund.
(4) Each Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund also may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing a
    Fund's expenses. Any such fee reductions are not reflected in the table.

The above tables are provided to help you understand the expenses of investing in the Funds, including pro forma expenses of the Technology Fund after giving effect to the reorganization, and your share of the operating expenses that each Fund incurs.

EXAMPLES

         The following examples translate the expense percentages shown in the preceding tables into dollar amounts. By doing this, you can more easily compare the cost of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and then, except as shown for Class B and Class C shares, redeem all your shares at the end of these periods. They also assume a 5% return on your investment each year and that a Fund's operating expenses remain the same, except for the first year expenses which take into account the expense reimbursement and fee waiver arrangement. The examples are hypothetical; your actual costs and returns may be higher or lower.

                                1 Year        3 Years    5 Years       10 Years
                                ------        -------    -------       --------
GLOBAL TELECOMMUNICATIONS FUND
  Class A                        $738          $1,214    $1,714         $3,086
  Class B+                       $638          $1,172    $1,732         $3,146*
  Class B+ (no redemption)       $238           $872     $1,532         $3,146*
  Class C                        $338           $872     $1,532         $3,298
  Class C (no redemption)        $238           $872     $1,532         $3,298
  Class I                        $137           $571     $1,030         $2,304
TECHNOLOGY FUND
  Class A                        $719          $1,058    $1,419         $2,434
  Class B                        $618          $1,010    $1,429         $2,490*
  Class B (no redemption)        $218           $710     $1,229         $2,490*
  Class C                        $318           $710     $1,229         $2,652
  Class C (no redemption)        $218           $710     $1,229         $2,652
  Class I                        $117           $404      $712          $1,586
TECHNOLOGY FUND
(PRO FORMA COMBINED)
  Class A                        $719          $1,054    $1,411         $2,415
  Class B+                       $618          $1,006    $1,421         $2,471*
  Class B+ (no redemption)       $218           $706     $1,221         $2,471*
  Class C                        $318           $706     $1,221         $2,633
  Class C (no redemption)        $218           $706     $1,221         $2,633
  Class I                        $117           $399      $703          $1,565

----------
* Reflects conversion of Class B shares to Class A shares (which pay lower ongoing expenses) approximately eight years after purchase.

+ For purposes of determining the contingent deferred sales charge ("CDSC") applicable to Class B shares received by Global Telecommunications Fund shareholders in the reorganization, such shares will be treated as having been acquired as of the dates the corresponding Class B shares of the Global Telecommunications Fund were originally acquired. See "Information about the Reorganization - Description of the Reorganization Shares."

7.       HOW HAS THE TECHNOLOGY FUND PERFORMED?

         As shown in the tables below, the Funds' performance over the last two calendar years was relatively comparable. The Global Telecommunications Fund has only been in operation since June 27, 2000 and therefore has a limited performance history.

                                ANNUAL TOTAL RETURN* (TOTAL INVESTMENT RETURN AT NAV)
                                       CLASS A SHARES YEAR ENDED DECEMBER 31,
                                           2002             2001             2000            1999           1998
                                           ----             ----             ----            ----           ----
Technology Fund                          (45.01)%         (38.08)%         (13.41)%         63.24%         46.20%
Global Telecommunications Fund           (40.81)%         (43.16)%        (34.90)%**         N/A             N/A

----------
* The performance information in the table above reflects reinvestment of dividends and other earnings, but does not reflect any applicable sales charges. The total returns for other classes of each Fund would have been lower than the returns of the Class A shares of such Fund because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares).
** For the period from June 27, 2000 (commencement of investment operations) through December 31, 2000 (not annualized).

        AVERAGE ANNUAL RETURNS* AS OF DECEMBER 31, 2002 (LOAD ADJUSTED)
                                 CLASS A SHARES

                                         1 Year          5 Year         Life
                                         ------          ------         ----
Technology Fund
  Returns Before Taxes                  (48.17)%        (7.88)%       (3.25)%**
  Returns After Taxes***
    On Distributions                    (48.17)%        (9.12)%       (4.83)%**
    On Distributions and Sale of
      Class A shares                    (29.58)%        (5.21)%       (1.96)%**
Global Telecommunications Fund
  Returns Before Taxes                  (44.21)%          N/A        (46.64)%***
  Returns After Taxes***
    On Distributions                    (44.21)%          N/A        (46.64)%***
    On Distributions and Sale of
      Class A shares                    (27.15)%          N/A        (33.04)%***

----------
  * The performance information in the table above reflects reinvestment of dividends and other earnings, and takes into account the deduction of the 5.75% maximum sales charge on Class A shares. The average annual total returns for other classes of each Fund would have been lower than the returns of the Class A shares because such other classes of shares have higher total annual expense ratios (except with respect to Class I shares which have a lower expense ratio than that of Class A shares).

 ** The Technology Fund commenced operations on January 2, 1997. *** The Global
    Telecommunications Fund commenced operations on June 27, 2000.

*** After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of each Fund's shares, and after-tax returns for each Fund's other classes of shares will vary from the returns shown.

         Of course, the Funds' past performance is not an indication of future performance. To review the Technology Fund in more detail, please refer to the Technology Fund's prospectus and most recent annual report, both of which are enclosed.

8.       WHAT ARE THE DIFFERENCES IN PORTFOLIO TURNOVER RATES OF THE TWO FUNDS?

         Portfolio turnover is a measure of how frequently a fund trades portfolio securities. Frequent trading of portfolio securities increases transaction costs, which could detract from a Fund's performance. Additionally, active and frequent trading may result in the realization and distribution to a Fund of higher capital gains, which would increase the tax liability for the Fund's shareholders, who do not hold their shares in a tax free account such as a 401(k) plan. During its semi-annual period ended February 28, 2003, the Global Telecommunications Fund had a portfolio turnover rate of 45% and the Technology Fund's portfolio turnover rate was 76%.

9.       WHO MANAGES THE TECHNOLOGY FUND?

         The Fund is managed by a team of equity research analysts. Members of the team may change from time to time, and current disclosure is available on the MFS website at www.mfs.com.

10.      HOW WILL THE REORGANIZATION HAPPEN?

         If the reorganization is approved, your Global Telecommunications Fund shares will be converted to Technology Fund shares, using the Funds' respective net asset value per share prices, excluding sales charges, as of the close of trading on or about August 25, 2003. This conversion will not affect the total dollar value of your investment.

11.      WILL THE REORGANIZATION HAVE TAX CONSEQUENCES?

         Although any taxable dividends and capital gain distributions will be paid prior to the reorganization, the reorganization itself is a non-taxable event for federal income tax purposes, and no additional gain or loss will need to be reported on your 2003 federal income tax return. The Global Telecommunications Fund may recognize net gains or losses on sales of any securities before the closing date. Any net gains so recognized would increase the amount of any distribution that the Global Telecommunications Fund must make to its shareholders on or before that date.

12.      WILL MY DIVIDEND BE AFFECTED BY THE REORGANIZATION?

         Currently, the Global Telecommunications Fund pays substantially all of its net investment income (including any capital gains) at least annually. After the reorganizations you will continue to receive distributions of any net investment income (including any capital gains) at least annually. Except as described below, your distributions will continue to be either reinvested or paid in cash, according to the option you selected with the Global Telecommunications Fund. Of course, the amount of these distributions will reflect the investment performance of the Technology Fund.

         The Technology Fund will not permit any Global Telecommunications Fund shareholder holding certificates for Global Telecommunications Fund shares at the time of the reorganization to receive cash dividends or other distributions, receive certificates for shares issued in the reorganization (referred to as "Reorganization Shares"), exchange Reorganization Shares for shares of other investment companies managed by MFS, or pledge or redeem Reorganization Shares until such certificates for Global Telecommunications Fund shares have been surrendered, or, in the case of lost certificates, until an adequate surety bond has been posted.

         If a shareholder is not for that reason permitted to receive cash dividends or other distributions on Reorganization Shares, the Technology Fund will pay all such dividends and distributions in additional shares, notwithstanding any election the shareholder may have made previously to receive dividends and distributions on Global Telecommunications Fund shares in cash.

13. DO THE PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES OF THE TWO FUNDS DIFFER?

         No. The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other MFS funds, are identical.

         Both Funds currently offer Class A, B, C and I shares. Technology Fund also offers Class R shares. Shares of both Funds may be purchased through investment dealers that have sales agreements with MFS Fund Distributors, Inc. ("MFD") at prices based on net asset value, plus varying sales charges, depending on the class and number of shares purchased. Reinvestment of distributions by the Funds are made at net asset value for all classes of shares.

         Shares of each Fund may be redeemed any day the New York Stock Exchange is open at their net asset value next determined after receipt by the Fund of a properly completed redemption request either directly by a Fund or through an investment dealer.

         Shares of both Funds may be exchanged for shares of the same class of certain other MFS funds.

14.      HOW WILL I BE NOTIFIED OF THE OUTCOME OF THE REORGANIZATION?

         If the proposed reorganization is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number, the number of shares you are receiving and the procedures for surrendering your certificates if you have any. If the reorganization is not approved, the Trustees will consider other options. The results of the meeting will be provided in the next annual report of the Global Telecommunications Fund.

15.      WILL THE NUMBER OF SHARES I OWN CHANGE?

         Yes, but the total value of the shares of the Technology Fund you receive will equal the total value of the shares of the Global Telecommunications Fund that you hold at the time of the reorganization. Even though the net asset value per share of each Fund is different, the total value of a shareholder's holdings will not change as a result of the reorganization.

                                  RISK FACTORS

         Because the Funds share similar goals and policies, the risks of an investment in the Technology Fund are similar to the risks of an investment in the Global Telecommunications Fund. The Technology Fund invests in technology companies (including telecommunications companies) and is subject to the special risks presented by investments in such companies. Investments in the stocks of technology companies can be volatile, for example, because these companies may have products that fall out of favor or become obsolete in relatively short periods of time. In addition, the Technology Fund may generally invest a greater portion of its assets in growth and emerging growth companies (including small cap companies) than the Global Telecommunications Fund. These companies tend to be subject to abrupt or erratic market movements. A more detailed description of certain risks associated with an investment in each Fund is contained in each Fund's Prospectus. Each Fund is principally subject to the risks described below:

    o Market Risk: This is the risk that the price of a security held by the Funds will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Concentration Risk: Each Fund's investment performance will be closely tied to the performance of companies in a single or a limited number of industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the Funds than on a fund with a more broadly diversified portfolio.

    o Effect of IPOs: The Funds may participate in the initial public offering ("IPO") market, and a significant portion of the Funds' returns may be attributable to their investment in IPO's, which may have a magnified investment performance impact during the periods when the Funds have a small asset base. Like any past performance, there is no assurance that, as a Fund's assets grow, it will continue to experience substantially similar performance by investment in IPOs.

    o Emerging Growth and Growth Companies Risk: Investments in emerging growth and growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. In addition, emerging growth companies often:

      > have limited product lines, markets and financial resources

      > are dependent on management by one or a few key individuals

      > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

    o Over-the-Counter Risk: Over-the-counter (OTC) transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Funds may experience difficulty in buying and selling these securities at prevailing market prices.

    o Short Sales Risk: The Funds will suffer a loss if they sell a security short and the value of the security rises rather than falls. Because the Funds must purchase the security they borrowed in a short sale at prevailing market rates, the potential loss is unlimited.

    o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

      > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

      > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

      > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

      > Foreign markets may be less liquid and more volatile than U.S. markets.

      > Foreign securities often trade in currencies other than the U.S.
        dollar, and the Funds may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in a Fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the Fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which a Fund enters the contract may fail to perform its obligations to the Fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

    o Fixed Income Securities Risk:

      > Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the Funds' portfolios will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Funds' portfolios will generally rise.

      > Maturity Risk: This interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. The average maturity of a Fund's fixed income investments will affect the volatility of the Fund's share price.

      > Credit Risk: The Funds are subject to the risk that the issuer of a fixed income security will not be able to pay principal and interest when due.

      > Liquidity Risk: The fixed income securities purchased by the Funds may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on a Fund's performance.

    o Issuer Concentration Risk: Because the Funds may invest a relatively large percentage of their assets in a single issuer as compared to other funds managed by MFS, each Fund's performance may be particularly sensitive to changes in the value of securities of these issuers.

    o Active or Frequent Trading Risk: The Funds have engaged and may engage in active and frequent trading to achieve their principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains, as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as an IRA account). Frequent trading also increases transaction costs, which could detract from a Fund's performance.

    o As with any mutual fund, you could lose money on your investment in the Funds.

         An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Other Investments. In addition to the Funds' main investment strategies described above, each Fund also may buy and sell the other types of investments indicated by the comparative chart on page __ above. The risks associated with the principal investment techniques and practices used by the Funds are summarized above. The non-principal investment techniques in which the Funds may engage are described, together with their risks, in each Fund's Statement of Additional Information.

                                    GENERAL

         This Prospectus/Proxy Statement is furnished in connection with the proposed reorganization of the Global Telecommunications Fund into the Technology Fund and the solicitation of proxies by and on behalf of the Trustees of the Global Telecommunications Fund for use at the Special Meeting of Shareholders ("Meeting"). The Meeting is to be held on Monday, July 28, 2003 at 2:00 p.m. at 500 Boylston Street, 24th floor, Boston, Massachusetts 02116. The Notice of the Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about June 6, 2003.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Global Telecommunications Fund's Secretary at the principal office of the Global Telecommunications Fund, 500 Boylston Street, Boston, Massachusetts 02116) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Global Telecommunications Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal (set forth in Proposal 1 of the Notice of Meeting) to implement the reorganization of the Global Telecommunications Fund by the transfer of its assets to the Technology Fund in exchange for the Reorganization Shares and the assumption by the Technology Fund of the liabilities of the Global Telecommunications Fund.

         As of May 27, 2003, there were __ shares of beneficial interest of the Global Telecommunications Fund outstanding. Only shareholders of record on May 27, 2003 will be entitled to notice of and to vote at the Meeting. Each shareholder of record is entitled to one vote for each dollar of net asset value of shares held by that shareholder on that date (i.e., number of shares times net asset value per share), with fractional dollar amounts voting proportionately.

         The Trustees of the Global Telecommunications Fund know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trust's intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

          PROPOSAL REGARDING APPROVAL OR DISAPPROVAL OF REORGANIZATION
                 TRANSACTION AND RELATED PLAN OF REORGANIZATION

         The shareholders of the Global Telecommunications Fund are being asked to approve or disapprove a reorganization between the Global Telecommunications Fund and the Technology Fund pursuant to a Plan of Reorganization, dated as of April 22, 2003 (the "Plan"), a copy of the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

         The reorganization is structured as a transfer of the assets of the Global Telecommunications Fund to the Technology Fund in exchange for the assumption by the Technology Fund of the liabilities of the Global Telecommunications Fund and for that number of the Class A, Class B, Class C and Class I Reorganization Shares, equal in total net asset value to the net value of assets transferred to the Technology Fund, all as more fully described below under "Information about the Reorganization."

         After receipt of the Reorganization Shares, the Global Telecommunications Fund will distribute the Class A Reorganization Shares to its Class A shareholders, the Class B Reorganization Shares to its Class B shareholders, the Class C Reorganization Shares to its Class C shareholders and the Class I Reorganization Shares to its Class I shareholders, in proportion to their existing shareholdings in complete liquidation of the Global Telecommunications Fund, and the legal existence of the Global Telecommunications Fund as a separate series of MFS Series Trust I, a Massachusetts business trust, under Massachusetts law will be terminated as soon as reasonably practicable thereafter. Each shareholder of the Global Telecommunications Fund will receive a number of full and fractional Class A, Class B, Class C or Class I Reorganization Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Global Telecommunications Fund shares of the same class.

         Prior to the date of the transfer (the "Exchange Date"), the Global Telecommunications Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized gains, if any, through the Exchange Date.

         The Trustees of the Global Telecommunications Fund have voted unanimously to approve the proposed transaction and to recommend that shareholders also approve the transaction. The transactions contemplated by the Plan will be consummated only if approved by the affirmative vote of the holders of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the power of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the power of the outstanding voting securities of the Global Telecommunications Fund. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately. The reorganization does not require the approval of the shareholders of the Technology Fund.

         In the event that this proposal is not approved by the shareholders of the Global Telecommunications Fund, you will continue to own your Global Telecommunications Fund shares and the Global Telecommunications Fund will continue to be managed as a separate fund in accordance with its current investment objectives and policies, and the Trustees may consider such alternatives as may be in the best interests of its shareholders.

             BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

         The Trust's Board of Trustees, including all Trustees who are not "interested persons" of the Funds, have determined that the reorganization would be in the best interests of each Fund, and that the interests of existing shareholders of each of the Funds would not be diluted as a result of effecting the reorganization. The Trustees have unanimously approved the proposed reorganization and have recommended its approval by shareholders.

         The proposal is the result of a review by the Funds' investment manager, MFS, of the telecommunications securities markets. As discussed above, while not identical, the Technology Fund and the Global Telecommunications Fund have substantially similar investment policies, each investing a significant portion of its assets in common stocks and related securities.

         In light of the similarity of the Funds, MFS advised the Board of Trustees that combining the Funds would be in the best interests of shareholders of both Funds. The Board of Trustees believes that the proposed reorganization will be advantageous to the Fund's shareholders for several reasons and considered the following matters, among others, in unanimously approving the proposal:

         1. The proposed reorganization offers Global Telecommunications Fund shareholders the opportunity to move their assets into a similar fund, but one that is larger and has broader investment flexibility and lower expenses;

         2. The combined Fund offers economies of scale that are expected to lead to lower operating expenses (see "Synopsis, Question 6" for a discussion of expenses);

         3. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Global Telecommunications Fund or its shareholders for income tax purposes as a result of the transaction; and

         4. Although past performance is not an indication of future performance, the Funds' relative performance over the last two years has been comparable.

         The Board of Trustees considered that the reorganization presents an opportunity for the Technology Fund to acquire investment assets without the need to pay brokerage commissions or other transaction costs that are normally associated with the purchase of securities. The Trustees also considered that the expenses the Technology Fund would incur as a result of the reorganization were reasonable in relation to the benefits the Technology Fund would realize as a result of the transaction. The Trustees believe that the Technology Fund shareholders could, over time, also benefit from potentially lower expenses (see "Synopsis, question 6" for a discussion of expenses) as a result of the reorganization.

         The Board of Trustees also considered that MFS could benefit from the reorganization. For example, MFS might realize time savings from a consolidated portfolio management effort and from the need to prepare fewer reports and regulatory filings as well as prospectus disclosure for one fund instead of two. In addition, if the reorganization is effected, MFS will no longer be obligated to waive its fees for the Global Telecommunications Fund pursuant to the fee waiver expense reimbursement in effect for that Fund. Based on their review and MFS' advice, the Board of Trustees has unanimously approved the proposal.

         Exchange without recognition of gain or loss for federal income tax purposes. If a Global Telecommunications Fund shareholder were to redeem his or her shares to invest in another fund, like the Technology Fund, gain or loss generally would be recognized by that shareholder for federal income tax purposes. Also, if the Global Telecommunications Fund were liquidated or were reorganized in a taxable reorganization, the transaction would likely result in a taxable event for its shareholders. By contrast, the proposed reorganization will permit the Global Telecommunications Fund's shareholders to exchange their investment for an investment in the Technology Fund without recognition of gain or loss for federal income tax purposes. After the reorganization, shareholders will be free to redeem any or all of the Technology Fund shares at net asset value at any time, at which point a taxable gain or loss would be recognized.

                      INFORMATION ABOUT THE REORGANIZATION

         Plan of Reorganization. The proposed reorganization will be governed by a Plan of Reorganization. The Plan provides that the Technology Fund will acquire all of the assets of the Global Telecommunications Fund in exchange for the assumption by the Technology Fund of all of the stated liabilities of the Global Telecommunications Fund and for the issuance of Class A, Class B, Class C and Class I Reorganization Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the Exchange Date following the time as of which the Funds' shares are valued for determining net asset value for the reorganization (4:00 p.m. Boston time on August 22, 2003 or such other date as may be agreed upon by the parties). The following discussion of the Plan is qualified in its entirety by the full text of the Plan, a form of which is attached as Exhibit A to this Prospectus/Proxy Statement.

         The Global Telecommunications Fund will sell all of its assets to the Technology Fund, and in exchange, the Technology Fund will assume the liabilities of the Global Telecommunications Fund and deliver to the Global Telecommunications Fund (i) a number of full and fractional Class A Reorganization Shares having an aggregate net asset value equal to the value of assets of the Global Telecommunications Fund attributable to its Class A shares, less the value of the liabilities of the Global Telecommunications Fund assumed by the Technology Fund attributable to such Class A shares; (ii) a number of full and fractional Class B Reorganization Shares having a net asset value equal to the value of assets of the Global Telecommunications Fund attributable to its Class B shares, less the value of the liabilities of the Global Telecommunications Fund assumed by the Technology Fund attributable to such Class B shares; (iii) a number of full and fractional Class C Reorganization Shares having a net asset value equal to the value of assets of the Global Telecommunications Fund attributable to its Class C shares, less the value of the liabilities of the Global Telecommunications Fund assumed by the Technology Fund attributable to such Class C shares; and (iv) a number of full and fractional Class I Reorganization Shares having a net asset value equal to the value of assets of the Global Telecommunications Fund attributable to its Class I shares, less the value of the liabilities of the Global Telecommunications Fund assumed by the Technology Fund attributable to such Class I shares.

         Immediately following the Exchange Date, the Global Telecommunications Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Reorganization Shares received by the Global Telecommunications Fund, with Class A Reorganization Shares being distributed to holders of Class A shares of the Global Telecommunications Fund, Class B Reorganization Shares being distributed to holders of Class B shares of the Global Telecommunications Fund, Class C Reorganization Shares being distributed to holders of Class C shares of the Global Telecommunications Fund and Class I Reorganization Shares being distributed to holders of Class I shares of the Global Telecommunications Fund. As a result of the proposed transaction, each holder of Class A, Class B, Class C and Class I shares of the Global Telecommunications Fund will receive a number of Class A, Class B, Class C and Class I Reorganization Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B, Class C and Class I shares, respectively, of the Global Telecommunications Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Technology Fund in the name of such Global Telecommunications Fund shareholders, each account representing the respective number of full and fractional Class A, Class B, Class C and Class I Reorganization Shares due such shareholder. New certificates for Reorganization Shares will be issued only upon written request.

         The Trustees have determined that the interests of each Fund's shareholders will not be diluted as a result of the transactions contemplated by the reorganization and that the proposed reorganization is in the best interests of each Fund.

         The consummation of the reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders, prior to the Exchange Date by mutual consent of the Technology Fund and the Global Telecommunications Fund or, if any condition set forth in the Plan has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

         The fees and expenses for the transaction are estimated to be approximately $132,000. Each Fund shall bear its own fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the consummation of the transactions contemplated by the Plan. They will be borne equally (but the only shared expense will be legal).

         Description of the Reorganization Shares. Reorganization Shares will be issued to the Global Telecommunications Fund's shareholders in accordance with the procedure under the Plan as described above. The Reorganization Shares are Class A, Class B, Class C and Class I shares of the Technology Fund. Investors purchasing Class A shares pay a sales charge at the time of purchase, but Global Telecommunications Fund shareholders receiving Class A Reorganization Shares in the reorganization will not pay a sales charge on such shares. Class A shares of the Technology Fund generally are not subject to redemption fees, but such shares are subject to a Rule 12b-1 fee at the annual rate of up to 0.35% of the Fund's average daily net assets attributable to Class A shares. Class B shares of the Technology Fund are sold without a sales charge, but are subject to a CDSC of up to 4% if redeemed within six years of purchase. For purposes of determining the CDSC payable on redemption of Class B Reorganization Shares received by holders of Class B shares of the Global Telecommunications Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class B shares of the Global Telecommunications Fund. Class B shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, approximately eight years after purchase. Class C shares of the Technology Fund are sold without a sales charge, but are subject to a CDSC of 1% if redeemed within the first year of purchase. For purposes of determining the CDSC payable on redemption of Class C Reorganization Shares received by holders of Class C shares of the Global Telecommunications Fund, such shares will be treated as having been acquired as of the dates such shareholders originally acquired their Class C shares of the Global Telecommunications Fund. Class C shares are also subject to a Rule 12b-1 fee at the annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Class I shares are sold without a sales charge and are not subject to a Rule 12b-1 fee. Class I shares are available exclusively to certain investors.

         Each of the Reorganization Shares will be fully paid and nonassessable when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that Class B Reorganization Shares will have the conversion rights specified above. The Amended and Restated Declaration of Trust (the "Declaration of Trust") of MFS Series Trust I, of which the Technology Fund is a series, permits the Fund to divide its shares, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Technology Fund's shares are currently divided into five classes
- Class A, Class B, Class C, Class I and Class R shares.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Technology Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Technology Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Technology Fund or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Technology Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Technology Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of the Global Telecommunications Fund are currently subject to this same risk of shareholder liability.

         Federal Income Tax Consequences. As a condition to each Fund's obligation to consummate the reorganization, MFS Series Trust I will receive an opinion from Kirkpatrick & Lockhart LLP, counsel to that trust (which opinion will be based on certain factual representations and assumptions and subject to certain qualifications), substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations, rulings, and interpretations thereof, all as in force as of the date of the opinion, for federal income tax purposes:

                  (a) The Technology Fund's acquisition of the Global Telecommunications Fund's assets in exchange solely for Reorganization Shares and its assumption of the liabilities, followed by the Global Telecommunications Fund's distribution of the Reorganization Shares in complete liquidation pro rata to the Global Telecommunications Fund's shareholders constructively in exchange for their Global Telecommunications Fund shares, will qualify as a "reorganization" (as defined in Section 368(a)(1)(C) of the Code), and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) The Global Telecommunications Fund will recognize no gain or loss on the transfer of its assets to the Technology Fund in exchange solely for Reorganization Shares and the Technology Fund's assumption of its liabilities or on the subsequent distribution of those shares to the Global Telecommunications Fund's shareholders in constructive exchange for their Global Telecommunications Fund shares;

                  (c) The Technology Fund will recognize no gain or loss on its receipt of the transferred assets in exchange solely for Reorganization Shares and its assumption of those liabilities;

                  (d) The Technology Fund's basis in the transferred assets will be, in each instance, the same as the Global Telecommunications Fund's basis therein immediately before the reorganization;

                  (e) The Technology Fund's holding period for the transferred assets will include, in each instance, the Global Telecommunications Fund's holding period therefor;

                  (f) A Global Telecommunications Fund shareholder will recognize no gain or loss on the constructive exchange of all its Global Telecommunications Fund shares solely for Reorganization Shares pursuant to the reorganization; and

                  (g) A Global Telecommunications Fund shareholder's aggregate basis in the Reorganization Shares it receives in the reorganization will be the same as the aggregate basis in its Global Telecommunications Fund shares it constructively surrenders in exchange for those Reorganization Shares, and its holding period for those Reorganization Shares will include, in each instance, its holding period for those Global Telecommunications Fund shares, provided it holds such Global Telecommunications Fund shares as capital assets on the Exchange Date.

Notwithstanding paragraphs (b) and (d) above, the tax opinion may state that no opinion is expressed as to the effect of the reorganization on the Funds or any Global Telecommunications Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. MFS Series Trust I agrees to make and provide additional representations to tax counsel with respect to each Fund that are reasonably necessary to enable tax counsel to deliver the tax opinion. Notwithstanding anything herein to the contrary, MFS Series Trust I may not waive in any material respect the receipt of the tax opinion as a condition to consummation of the reorganization.

         Additional Tax Considerations. [As of February 28, 2003, the Global Telecommunications Fund had capital loss carryovers of approximately $(122,881,715) which expire as follows: $(1,836,344) expires on August 31, 2008 $(7,671,099) expires on August 31, 2009; and $(113,374,272) expires on August
31, 2010. Capital loss carryovers are used to reduce the amount of realized capital gains that a Fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.]

         [If the reorganization occurs, the Technology Fund's ability to use the Global Telecommunications Fund's capital loss carryovers to offset future realized capital gains will be subject to limitations that may, in certain circumstances, result in the expiration of a portion of these carryovers before they can be used.]

         Capitalization. The following table shows the capitalization of the Funds as of February 28, 2003, and on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date:

                                                     Global           Pro Forma
                                    Technology  Telecommunications     Combined
                                       Fund           Fund               Fund*


Net assets (000's omitted)
  Class A                      $55,727               $13,889          $69,616
  Class B                      $26,423               $19,348          $45,771
  Class C                      $ 9,014               $ 6,828          $15,842
  Class I                      $ 2,888               $     0          $ 2,888
  Shares outstanding
  (000's omitted)
  Class A                        9,181                 6,593           11,469
  Class B                        4,430                 9,319            7,676
  Class C                        1,513                 3,291            2,658
  Class I                          469                     0              469
  Net asset value per share
  Class A                        $6.07                 $2.11            $6.07
  Class B                        $5.96                 $2.08            $5.96
  Class C                        $5.96                 $2.08            $5.96
  Class I                        $6.16                 $2.15            $6.16

----------
* If the reorganization had taken place on February 28, 2003, the Global Telecommunications Fund would have received 2,288, 3,246, 1,145 and 0 Class A, B, C and I shares (000's omitted), respectively, of the Technology Fund, which would be available for distribution to its shareholders. No assurances can be given as to the number of Reorganization Shares the Global Telecommunications Fund will receive on the Exchange Date. The foregoing is merely an example of what the Global Telecommunications Fund would have received and distributed had the reorganization been consummated on February 28, 2003, and should not be relied upon to reflect the amount that will actually be received on or after the Exchange Date.

         Unaudited pro forma combined financial statements of the Funds as of February 28, 2003 and for the twelve month period then ended are included in the Statement of Additional Information relating to the proposed reorganization. Because the Plan provides that the Technology Fund will be the surviving Fund following the reorganization and because the Technology Fund's investment objectives and policies will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the Global Telecommunications Fund to the Technology Fund as contemplated by the Plan.

        THE TRUSTEES OF THE GLOBAL TELECOMMUNICATIONS FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN.

                               VOTING INFORMATION

         Required Vote. Proxies are being solicited from the Global Telecommunications Fund's shareholders by its Trustees for the Special Meeting of Shareholders to be held on Monday, July 28, 2003 at 2:00 p.m. (the "Meeting"), at 500 Boylston St., 24th floor, Boston, Massachusetts 02116, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, FOR approval of the Plan of Reorganization. The transactions contemplated by the Plan of Reorganization will be consummated only if approved by the affirmative vote of a "majority of the outstanding voting securities" of the Global Telecommunications Fund entitled to vote. Under the Investment Company Act of 1940, as amended, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting power of the securities present at the Meeting or represented by proxy if the holders of more than 50% of the power of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the power of the outstanding voting securities.

         Record Date, Quorum and Method of Tabulation. Shareholders of record of the Global Telecommunications Fund at the close of business on May 27, 2003 (the "record date") will be entitled to vote at the Meeting or any adjournment thereof. The holders of a majority of the power of the shares of the Global Telecommunications Fund outstanding at the close of business on the record date present in person or represented by proxy will constitute a quorum for the Meeting. Shareholders of record are entitled to one vote for each dollar of net asset value of their shares (i.e., number of shares owned times net asset value per share), with fractional amounts voting proportionately.Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Global Telecommunications Fund as the vote tabulator for the Meeting. The vote tabulator will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The vote tabulator will count shares represented by proxies that are marked with an abstention or that reflect "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Thus, abstentions and broker non-votes have the effect of a negative vote on the proposal.

         As of May 31, 2003, the officers and Trustees of the Global Telecommunications Fund as a group beneficially owned less than 1% of any class of the outstanding shares of the Global Telecommunications Fund. To the best of the knowledge of the Global Telecommunications Fund, the following shareholders owned of record or beneficially 5% or more of the following classes of the Global Telecommunications Fund's outstanding shares:

                     SHAREHOLDER NAME           PERCENTAGE        PRO FORMA
     CLASS              AND ADDRESS               OWNED        PERCENTAGE OWNED
                                                      %                 %



         The votes of the shareholders of the Technology Fund are not being solicited, because their approval or consent is not necessary for this transaction. As of May 31, 2003, the officers and Trustees of the Technology Fund as a group beneficially owned less than 1% of the outstanding shares of the Technology Fund. To the best of the knowledge of the Technology Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Technology Fund:

                     SHAREHOLDER NAME           PERCENTAGE        PRO FORMA
     CLASS              AND ADDRESS               OWNED        PERCENTAGE OWNED
                                                      %                 %



         Solicitation of Proxies. In addition to soliciting proxies by mail, the Trustees and employees of MFS, MFD and MFS Service Center, Inc. may solicit proxies in person or by telephone. In addition, the Global Telecommunications Fund has retained at its own expense Georgeson Shareholder Communications, Inc. to aid in the solicitation of instructions for nominee and registered accounts for a fee of $50,000, plus reasonable out-of-pocket expenses for proxy solicitation services. The Global Telecommunications Fund may also arrange to have votes recorded by telephone. The telephonic voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders would be asked for their Social Security numbers or other identifying information. The shareholders would then be given an opportunity to authorize their proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A toll-free number will be available in the event the information in the confirmation is incorrect.

         Shareholders have the opportunity to vote via the Internet as directed on your proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Meeting. To vote via the Internet, you will need the "control" number that appears on your proxy card. The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholders.

         Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals.

         Revocation of Proxies. Proxies, including proxies given by telephone or via the internet may be revoked at any time before they are voted, by a written revocation received by the Secretary of the Global Telecommunications Fund, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

         Shareholder Proposals. The Global Telecommunications Fund does not hold annual shareholder meetings. If the reorganization is not approved, any shareholder who wishes to submit a proposal to be considered by the Fund's shareholders at the next meeting of shareholders should send the proposal to Global Telecommunications Fund, c/o Stephen E. Cavan, Secretary, at 500 Boylston Street, 24th Floor, Boston, Massachusetts 02116, so as to be received within a reasonable time before the Board of Trustees of Global Telecommunications Fund makes the solicitation relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Global Telecommunications Fund's proxy materials. Including shareholder proposals in proxy materials is subject to limitations under federal securities laws.

         Adjournment. If sufficient votes in favor of the proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against the proposal. The Global Telecommunications Fund pays the costs of any additional solicitation and of any adjourned session.

                                 MISCELLANEOUS

INDEPENDENT AUDITORS

         The audited financial statements of the Global Telecommunications Fund and the Technology Fund for the fiscal period ended August 31, 2002, included in the Statements of Additional Information, have been audited by Ernst & Young LLP, independent auditors, whose reports thereon are included in the respective Statements of Additional Information and in the Annual Reports to Shareholders for the fiscal year ended August 31, 2002. The financial statements audited by Ernst & Young LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

AVAILABLE INFORMATION

         The Global Telecommunications Fund and the Technology Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with these laws, they each file reports, proxy material and other information with the Commission. Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 233 Broadway, New York, NY 10279. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates, or at the Commission's website (http://www.sec.gov).

OTHER BUSINESS

         Management of Global Telecommunications Fund knows of no business other than the matters specified above which will be presented at the Meeting. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

         NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Global Telecommunications Fund, in care of MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111-1738, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the shares.

June 6, 2003

MFS GLOBAL TELECOMMUNICATIONS FUND, a series of
MFS SERIES TRUST I
500 Boylston Street
Boston, MA 02116

                                   APPENDIX A

                         FORM OF PLAN OF REORGANIZATION

         THIS PLAN OF REORGANIZATION (the "Plan") is adopted by MFS Series Trust I, a Massachusetts business trust ("Trust"), on behalf of MFS Global Telecommunications Fund (the "Acquired Fund") and MFS Technology Fund (the "Surviving Fund"), each a segregated portfolio of assets ("series") thereof with its principal place of business at 500 Boylston Street, Boston, Massachusetts 02116 (each a "Fund").

         This Plan is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) (the "Regulations") of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of (1) the transfer of the assets of the Acquired Fund to the Surviving Fund in exchange solely for the assumption by the Surviving Fund of the liabilities of the Acquired Fund and the issuance to the Acquired Fund of shares of beneficial interest in the Surviving Fund (the "Reorganization Shares"), (2) the distribution of the Reorganization Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein and (3) the termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the "Reorganization").

         All representations, warranties, covenants and obligations of each Fund contained herein shall be deemed to be representations, warranties, covenants and obligations of Trust acting on behalf of the respective Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, Trust, acting on behalf of that Fund.

         Trust is a business trust that is duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts. Before January 1, 1997, Trust "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since. Trust is a duly registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect. Each Fund is a duly established and designated series of Trust.

         The authorized capital of Trust consists of an unlimited number of shares of beneficial interest, no par value ("shares"), divided into twelve series. The Acquired Fund's shares are divided into four classes, designated Class A, Class B, Class C and Class I shares (the "Class A Acquired Fund Shares," "Class B Acquired Fund Shares," "Class C Acquired Fund Shares" and "Class I Acquired Fund Shares," respectively, and collectively, the "Acquired Fund Shares"). The Surviving Fund's shares are divided into five classes, including four classes designated Class A, Class B, Class C and Class I shares (the "Class A Reorganization Shares," "Class B Reorganization Shares," "Class C Reorganization Shares" and "Class I Reorganization Shares," respectively), which four classes are the only classes of the Surviving Fund's shares involved in the Reorganization and thus included in the term "Reorganization Shares." Each class of Acquired Fund Shares is substantially similar to the corresponding class of Reorganization Shares, i.e., the Funds' Class A, Class B, Class C and Class I shares correspond to each other.

1.       THE REORGANIZATION

         1.1 The Acquired Fund will transfer to the Surviving Fund all of its assets (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, claims and rights of action, cash and other assets) as set forth in a statement of assets and liabilities as of the Valuation Date (as defined in paragraph 2.1 hereof) prepared in accordance with generally accepted accounting principles consistently applied and certified by Trust's Treasurer or Assistant Treasurer (the "Statement of Assets and Liabilities") (collectively, the "Assets"), free and clear of all liens and encumbrances, except as otherwise provided herein, in exchange solely for (a) the assumption by the Surviving Fund of all of the liabilities of the Acquired Fund as set forth in the Statement of Assets and Liabilities (collectively, the "Liabilities") and (b) the issuance and delivery by the Surviving Fund to the Acquired Fund, for distribution in accordance with paragraph 1.3 hereof pro rata to the Acquired Fund shareholders of record determined as of the close of business on the Valuation Date (the "Acquired Fund Shareholders"), of the number of full and fractional (rounded to the [___] decimal place) Reorganization Shares determined as provided in paragraph 2.2 hereof. Such transactions shall take place at the closing provided for in paragraph 3.1 hereof (the "Closing").

         1.2 The Acquired Fund has provided the Surviving Fund with a list of the current securities holdings and other assets of the Acquired Fund as of the date of adoption of this Plan. The Acquired Fund reserves the right to sell any of these securities or other assets.

         1.3 On or as soon after the closing date established in paragraph 3.1 hereof (the "Closing Date") as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute the Reorganization Shares it received pursuant to paragraph 1.1 hereof pro rata to the Acquired Fund Shareholders in actual or constructive exchange for their Acquired Fund Shares. Such liquidation and distribution will be accomplished by the transfer of the Reorganization Shares then credited to the account of the Acquired Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the [___] decimal place) Reorganization Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of Class A Acquired Fund Shares shall be credited with the respective pro rata number of Class A Reorganization Shares due that shareholder, the account for each Acquired Fund Shareholder of Class B Acquired Fund Shares shall be credited with the respective pro rata number of Class B Reorganization Shares due that shareholder, and so on). The Surviving Fund will not issue share certificates representing the Reorganization Shares in connection with such distribution, except in connection with pledges and assignments and in certain other limited circumstances.

         1.4 Acquired Fund Shareholders holding certificates representing their ownership of Acquired Fund Shares shall surrender such certificates or deliver an affidavit with respect to lost certificates, in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to the Acquired Fund prior to the Closing Date. Any Acquired Fund Share certificate that remains outstanding on the Closing Date shall be deemed to be cancelled, shall no longer evidence ownership of Acquired Fund Shares and shall not evidence ownership of any Reorganization Shares. Unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered, dividends and other distributions payable by the Surviving Fund subsequent to the Closing Date with respect to the Reorganization Shares allocable to a holder of such certificate(s) shall be paid to such holder, but such holder may not redeem or transfer such Reorganization Shares.

         1.5 Any transfer taxes payable upon issuance of the Reorganization Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Reorganization Shares are to be issued and transferred.

         1.6 The Acquired Fund shall be terminated promptly following the Liquidation Date.

2.       VALUATION

         2.1 The net asset value of each class of the Reorganization Shares and the net value of the Assets shall in each case be determined as of the close of business on the last business day preceding the Closing Date (the "Valuation Date"). The net asset value of each class of the Reorganization Shares shall be computed by State Street Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Surviving Fund, in the manner set forth in Trust's Amended and Restated Declaration of Trust ("Declaration of Trust") or By-laws ("By-laws") and the Surviving Fund's then-current prospectus and statement of additional information, to not less than two decimal places. The net value of the Assets shall be computed by the Custodian, as custodian and pricing agent for the Acquired Fund, by calculating the value of the Assets and subtracting therefrom the amount of the Liabilities, in the manner set forth in the Declaration of Trust or By-laws and the Acquired Fund's then-current prospectus and statement of additional information. The determinations of the Custodian shall be conclusive and binding on all parties in interest.

         2.2 The number of each class of Reorganization Shares (including fractional shares, if any, rounded to the [___] decimal place) the Surviving Fund shall issue pursuant to paragraph 1.1(b) hereof shall be as follows: (a) the number of Class A Reorganization Shares shall be determined by dividing the net value of the Assets (computed as set forth in paragraph 2.1 hereof) (the "Acquired Fund Value") attributable to the Class A Acquired Fund Shares by the net asset value of a Class A Reorganization Share (computed as set forth in such paragraph), (b) the number of Class B Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class B Acquired Fund Shares by the net asset value of a Class B Reorganization Share (as so computed), (c) the number of Class C Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class C Acquired Fund Shares by the net asset value of a Class C Reorganization Share (as so computed), and (d) the number of Class I Reorganization Shares shall be determined by dividing the Acquired Fund Value attributable to the Class I Acquired Fund Shares by the net asset value of a Class I Reorganization Share (as so computed).

         2.3 All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Surviving Fund and the Acquired Fund, as applicable.

3.       CLOSING AND CLOSING DATE

         3.1 The Closing Date shall be as soon as practicable after the Reorganization is approved by shareholders of the Acquired Fund, but in no event later than September 30, 2003. The Closing shall be held at 8:00 a.m., Boston time, at the offices of the Trust, 500 Boylston Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.

         3.2 Portfolio securities shall be delivered by the Acquired Fund to the Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency, certified or official bank check or federal fund wire, payable to the order of "State Street Bank and Trust Company, Custodian for the MFS Technology Fund" or in the name of any successor organization.

         3.3 If on the proposed Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that accurate appraisal of the net value of the Assets or the net asset value of each class of the Reorganization Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored on or before September 30, 2003, this Plan may be terminated by Trust.

         3.4 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number of outstanding Acquired Fund Shares owned by each such shareholder, all as of the close of business on the Valuation Date (the "Shareholder List"). The Surviving Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Reorganization Shares to be credited on the Liquidation Date, or provide evidence satisfactory to the Acquired Fund that such Reorganization Shares have been credited to the Acquired Fund's account on the books of the Surviving Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.       CONDITIONS PRECEDENT

         4.1 Trust's obligation to implement this Plan on the Surviving Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

                  (a) Trust has no material contracts or other commitments (other than this Plan) that will not be terminated without liability to the Acquired Fund at or prior to the Closing Date;

                  (b) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Acquired Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

                  (c) The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code; it has qualified for treatment as a regulated investment company under Subchapter M of the Code (a "RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it will invest the Assets at all times through the Closing Date in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

                  (d) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the Shareholder List. Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

                  (e) At the Closing Date Trust will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets hereunder, and upon delivery and payment for the Assets, the Surviving Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act");

                  (f) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws;

                  (g) The current prospectus and statement of additional information of the Acquired Fund, each dated January 1, 2003, as supplemented and updated from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement (as defined in paragraph 4.3(n) hereof), on the date of the Meeting (as defined in paragraph
         5.2 hereof) and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (h) From the date it commenced operations through the Closing Date, the Acquired Fund has conducted and shall conduct its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; before the Closing Date the Acquired Fund shall not (1) dispose of and/or acquire any assets (a) solely for the purpose of satisfying the Surviving Fund's investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC, or (2) otherwise change its historic investment policies; and Trust believes, based on its review of each Fund's investment portfolio, that most of the Acquired Fund's assets are consistent with the Surviving Fund's investment objective and policies and thus can be transferred to and held by the Surviving Fund if this Plan is approved by the Acquired Fund's shareholders;

                  (i) The Acquired Fund incurred the Liabilities in the ordinary course of its business;

                  (j) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Section 368(a)(3)(A) of the Code);

                  (k) During the five-year period ending on the Closing Date,
         (1) neither the Acquired Fund nor any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares, either directly or through any transaction, agreement or arrangement with any other person, with consideration other than Trust's shares attributable to the Surviving Fund (sometimes referred to below as the "Surviving Fund Shares") or Acquired Fund Shares, except for shares redeemed in the ordinary course of the Acquired Fund's business as a series of an open-end investment company as required by Section 22(e) of the 1940 Act, and
         (2) no distributions will have been made with respect to Acquired Fund Shares, other than normal, regular dividend distributions made pursuant to the Acquired Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of Section 561 of the Code) referred to in Sections 852(a)(1) and 4982(c)(1)(A) of the Code;

                  (l) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers; and

                  (m) The Reorganization Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Plan.

         4.2 Trust's obligation to implement this Plan on the Acquired Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

                  (a) The current prospectus and statement of additional information of the Surviving Fund, each dated January 1, 2003, as supplemented and updated from time to time (collectively, the "Surviving Fund Prospectus"), will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder on the date of the Proxy Statement, on the date of the Meeting and on the Closing Date and will not on any of such dates include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (b) At the Closing Date, Trust will have good and marketable title to the assets of the Surviving Fund;

                  (c) At the date hereof and at the Closing Date, all federal, state and other tax returns and reports, including information returns and payee statements, of the Surviving Fund required by law to have been filed or furnished by such dates shall have been filed or furnished, and all federal, state and other taxes, interest and penalties shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Surviving Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns or reports;

                  (d) The Surviving Fund is a "fund" as defined in Section 851(g)(2) of the Code; it has qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for that qualification for its current taxable year; it intends to meet all such requirements for its next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

                  (e) All issued and outstanding Surviving Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by Trust. Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any such shares;

                  (f) The Reorganization Shares to be issued pursuant to the terms of this Plan will have been duly authorized at the Closing Date and, when so issued, will be duly and validly issued Surviving Fund Shares and will be fully paid and nonassessable by Trust;

                  (g) Trust shall have obtained the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations and the operations of the Surviving Fund after the Closing Date;

                  (h) All Surviving Fund Shares have been offered for sale and sold in conformity with all applicable federal and state securities laws;

                  (i) No consideration other than Reorganization Shares (and the Surviving Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

                  (j) The Surviving Fund has no plan or intention to issue additional shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Surviving Fund, or any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning on the Closing Date, either directly or through any transaction, agreement or arrangement with any other person -- with consideration other than Surviving Fund Shares, any Reorganization Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by Section 22(e) of the 1940 Act;

                  (k) Following the Reorganization, the Surviving Fund (1) will continue the Acquired Fund's "historic business" (within the meaning of Section 1.368-1(d)(2) of the Regulations) or (2) will use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of the Regulations) in a business;

                  (l) There is no plan or intention for the Surviving Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization;

                  (m) Immediately after the Reorganization, (1) not more than 25% of the value of the Surviving Fund's total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

                  (n) The Surviving Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund; and

                  (o) During the five-year period ending on the Closing date, neither the Surviving Fund nor any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to it will have acquired Acquired Fund Shares with consideration other than Surviving Fund Shares.

         4.3 Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following conditions on or before the Closing Date:

                  (a) The fair market value of the Reorganization Shares each Acquired Fund Shareholder receives will be approximately equal to the fair market value of the Acquired Fund Shares it constructively surrenders in exchange therefor;

                  (b) Its management (1) is unaware of any plan or intention of Acquired Fund Shareholders to redeem, sell or otherwise dispose of (a) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of Section 1.368-1(e)(3) of the Regulations) to either Fund or (b) any portion of the Reorganization Shares they receive in the Reorganization to any person "related" (within such meaning) to the Surviving Fund, (2) does not anticipate dispositions of the Reorganization Shares at the time of or soon after the Reorganization to significantly exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company and (3) does not anticipate that there will be extraordinary redemptions of Reorganization Shares immediately following the Reorganization;

                  (c) Each Acquired Fund Shareholder will pay his or her own expenses (including fees of personal investment or tax advisors for advice regarding the Reorganization), if any, he or she incurs in connection with the Reorganization;

                  (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Surviving Fund and those to which the Assets are subject;

                  (e) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

                  (f) Pursuant to the Reorganization, the Acquired Fund will transfer to the Surviving Fund, and the Surviving Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Acquired Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Acquired Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions in the ordinary course of its business required by Section 22(e) of the 1940 Act and (2) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under Section 4982 of the Code) will be included as assets it held immediately before the Reorganization;

                  (g) None of the compensation received by any Acquired Fund Shareholder who is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that shareholder held; none of the Reorganization Shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

                  (h) Immediately after the Reorganization, the Acquired Fund Shareholders will not own shares constituting "control" (as defined in Section 304(c) of the Code) of the Surviving Fund;

                  (i) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187);

                  (j) The aggregate value of the acquisitions, redemptions and distributions limited by paragraphs 4.1(k), 4.2(j) and 4.2(o) hereof will not exceed 50% of the value (without giving effect to such acquisitions, redemptions and distributions) of the proprietary interest in the Acquired Fund on the Closing Date;

                  (k) Trust shall not be, and its adoption of this Plan shall not have resulted, in violation of any provision of the Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust is a party or by which Trust or either Fund is bound;

                  (l) No material litigation, administrative proceeding or investigation of or before any court or governmental body shall be pending or threatened against either Fund or any of its properties or assets. There shall be no facts that might form the basis for the institution of such proceedings, and Trust shall not be a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

                  (m) No consent, approval, authorization or order of any court or governmental authority shall have been required for the consummation by Trust, on either Fund's behalf, of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder (collectively, the "Acts"), and such as may be required under state securities laws;

                  (n) Trust shall have prepared and filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act and the 1940 Act, in connection with the issuance of the Reorganization Shares as contemplated herein, including a proxy statement of the Acquired Fund (the "Proxy Statement") in compliance with the Acts, in connection with the Meeting to consider approval of this Plan. The Proxy Statement, on the effective date thereof, on the date of the Meeting and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading;

                  (o) The adoption of this Plan shall have been duly authorized by all necessary action on Trust's part (with the exception of the approval of this Plan by the Acquired Fund's shareholders holding at least a majority of the outstanding voting securities (as defined by the 1940 Act) of the Acquired Fund);

                  (p) Each Fund shall have operated its business in the ordinary course through the Closing Date, it being understood that such ordinary course of business includes the declaration and payment of customary dividends and other distributions;

                  (q) Trust shall have called a meeting of shareholders of the Acquired Fund (the "Meeting") to consider and act upon this Plan and to take all other action necessary to obtain approval of the transactions contemplated herein;

                  (r) Trust shall have received on the Closing Date a favorable opinion from James R. Bordewick, Jr., Associate General Counsel and Senior Vice President of Massachusetts Financial Services Company, Trust's investment adviser, dated as of the Closing Date, in a form satisfactory to Trust, to the effect that: (a) Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry on its business as currently conducted, as described in the Registration Statement; (b) this Plan has been duly adopted by Trust and, assuming that the Surviving Fund prospectus contained in the Registration Statement, the Registration Statement and the Proxy Statement comply with the Acts, is a valid and binding obligation of Trust enforceable against Trust and each Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles; (c) the Reorganization Shares to be issued to the Acquired Fund Shareholders as provided by this Plan are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable by Trust, and no shareholder of the Surviving Fund has any preemptive right to subscription or purchase in respect thereof pursuant to any federal or Massachusetts law or the Declaration of Trust or By-laws; (d) the adoption of this Plan did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any material provision of any agreement (known to such counsel) to which Trust is a party or by which it or either Fund is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Trust of the transactions contemplated herein, except such as have been obtained under the Acts and such as may be required under state securities laws; (f) the descriptions in the Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, if any, are accurate in all material respects; (g) such counsel does not know of any legal or governmental proceedings existing on or before the date of mailing the Proxy Statement or the Closing Date, required to be described in the Registration Statement that are not described as required; (h) to the knowledge of such counsel, Trust is a duly registered investment company and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and (i) to the best knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body currently is pending or threatened as to Trust or either Fund or any of the Funds' properties or assets, and Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby. Such opinion shall also state that while such counsel has not verified, and is not passing upon and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, he generally reviewed and discussed certain of such statements with certain officers of Trust and that in the course of such review and discussion no facts came to the attention of such counsel that led him to believe that, on the effective date of the Registration Statement or on the date of the Meeting, the Registration Statement contained any statement that, in the light of the circumstances under which it was made, was false or misleading with respect to any material fact or that omitted to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data contained in the Proxy Statement or Registration Statement. Such opinion may also state that such opinion is solely for the benefit of Trust, its Board of Trustees ("Board") and its officers and of each Fund. Such opinion shall also include such other matters incidental to the transaction contemplated hereby as Trust may reasonably request; and

5.       FURTHER CONDITIONS PRECEDENT

         Trust's obligation to implement this Plan on each Fund's behalf shall be subject to satisfaction of the following further conditions on or before the Closing Date:

         5.1 This Plan and the transactions contemplated herein shall have been approved by the requisite vote of the holders of outstanding Acquired Fund Shares in accordance with the provisions of the Declaration of Trust and By-Laws;

         5.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein;

         5.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that Trust may waive any such conditions for either Fund;

         5.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         5.5 The Acquired Fund shall have distributed to its shareholders, on or immediately before the Closing Date, all of its (a) "investment company taxable income" (within the meaning of Section 852(b)(2) of the Code), computed without regard to any deduction for dividends paid, and (b) "net capital gain" (as defined in Section 1222(11) of the Code), after reduction by any capital loss carryforward, each for its taxable year ending on the Closing Date;

         5.6 Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Tax Counsel"), reasonably satisfactory to it, as to the federal income tax consequences mentioned below (the "Tax Opinion"). In rendering the Tax Opinion, Tax Counsel may assume satisfaction of all the conditions set forth in Article 4 hereof and this Article 5 (other than this paragraph 5.6), may treat them as representations and warranties Trust made to it and may rely as to factual matters, exclusively and without independent verification, on such representations and warranties and on representations and warranties made in separate letters addressed to Tax Counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

                  (a) The Surviving Fund's acquisition of the Assets in exchange solely for Reorganization Shares and its assumption of the Liabilities, followed by the Acquired Fund's distribution of the Reorganization Shares in complete liquidation pro rata to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" (as defined in Section 368(a)(1)(C) of the Code), and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

                  (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Surviving Fund in exchange solely for Reorganization Shares and the Surviving Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Acquired Fund Shareholders in constructive exchange for their Acquired Fund Shares;

                  (c) The Surviving Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Reorganization Shares and its assumption of the Liabilities;

                  (d) The Surviving Fund's basis in the Assets will be, in each instance, the same as the Acquired Fund's basis therein immediately before the Reorganization;

                  (e) The Surviving Fund's holding period for the Assets will include, in each instance, the Acquired Fund's holding period therefor;

                  (f) An Acquired Fund Shareholder will recognize no gain or loss on the constructive exchange of all its Acquired Fund Shares solely for Reorganization Shares pursuant to the Reorganization; and

                  (g) An Acquired Fund Shareholder's aggregate basis in the Reorganization Shares it receives in the Reorganization will be the same as the aggregate basis in its Acquired Fund Shares it constructively surrenders in exchange for those Reorganization Shares, and its holding period for those Reorganization Shares will include, in each instance, its holding period for those Acquired Fund Shares, provided it holds such Acquired Fund Shares as capital assets on the Closing Date.

Notwithstanding subparagraphs (b) and (d) above, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Trust shall make and provide additional representations to Tax Counsel with respect to each Fund that are reasonably necessary to enable Tax Counsel to deliver the Tax Opinion. Notwithstanding anything herein to the contrary, Trust may not waive in any material respect the condition set forth in this paragraph 5.6.

6.       EXPENSES; CONTINGENT DEFERRED SALES CHARGES; CERTAIN TAX MATTERS

         6.1 Each Fund will be liable for its own expenses incurred in connection with entering into and carrying out the provisions of this Plan, whether or not the Reorganization is consummated.

         6.2 Reorganization Shares issued in connection with the Reorganization will not be subject to any initial sales charge; however, if any Acquired Fund Shares are at the Closing Date subject to a contingent deferred sales charge (a "CDSC"), the Surviving Fund CDSC schedule and the methodology of aging such shares as set forth in the Surviving Fund Prospectus will apply to the Reorganization Shares issued in respect of such Acquired Fund Shares, and the Reorganization Shares received by Acquired Fund Shareholders pursuant to paragraph 1.4 hereof will, for purposes of calculating the CDSC, if applicable, and determining when the Surviving Fund's Class B shares will convert to Class A shares of the Surviving Fund, be treated as if purchased on the original date of purchase of such Acquired Fund Shares.

         6.3 Trust or its designee shall, on behalf of the Acquired Fund, file or furnish all federal, state and other tax returns, forms and reports, including information returns and payee statements, if applicable, of the Acquired Fund required by law to be filed or furnished by such dates as required by law to be filed or furnished, and shall provide such other federal and state tax information to shareholders of the Acquired Fund as has been customarily provided by the Acquired Fund, all with respect to the fiscal period commencing [September 1, 2002] and ending on the Closing Date.

7.       TERMINATION AND AMENDMENT OF THIS PLAN

         7.1 The Board may terminate this Plan and abandon the Reorganization at any time before the Closing Date if circumstances develop that, in its judgment, make proceeding with the Reorganization inadvisable for either Fund.

         7.2 The Board may amend, modify or supplement this Plan at any time in any manner; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of Reorganization Shares to be issued to the Acquired Fund Shareholders under this Plan to their detriment without their further approval; and provided further that nothing contained in this paragraph 7.2 shall be construed to prohibit the Board from amending this Plan to change the Closing Date or the Valuation Date.

8.       MISCELLANEOUS

         8.1 The article and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

         8.2 This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

         8.3 This Plan shall bind and inure to the benefit of Trust and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

         8.4 A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of or arising out of this instrument are not binding upon any of Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of Trust in accordance with its proportionate interest hereunder. The assets and liabilities of each series of Trust are separate and distinct, and the obligations of or arising out of this instrument are binding solely upon the assets or property of the respective Funds.

         8.5 Notwithstanding paragraph 7.2 hereof, but subject to the first proviso contained therein, Trust may waive any condition set forth herein or modify such condition in a manner deemed appropriate by officer thereof.

                             [FORM OF PROXY BALLOT]
       MFS GLOBAL TELECOMMUNICATIONS FUND, A SERIES OF MFS SERIES TRUST I

                                  PROXY BALLOT

               PROXY FOR A MEETING OF SHAREHOLDERS, JULY 28, 2003

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints John W. Ballen, James R. Bordewick, Jr., Stephen E. Cavan, Richard M. Hisey, Jeffrey L. Shames, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of MFS Global Telecommunications Fund, a series of MFS Series Trust I, on Monday, July 28, 2003 at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for proposal 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The trustees recommend a vote for the proposal on the reverse side.

OPTIONS FOR SUBMITTING PROXY
1.  Return the attached proxy card using the enclosed envelope.
2.  Vote via the internet following the instructions on your proxy card.
3.  Call the toll-free number on your proxy card.

To vote via the internet or telephone, you must have the Control Number listed near your name.

PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                  PLEASE FOLD AT PERFORATION BEFORE DETACHING

MFS GLOBAL TELECOMMUNICATIONS FUND

CHANGE OF ADDRESS NOTIFICATION. Please use this form to inform us of any change in address or telephone number. Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?

Telephone

         Please mark your choice [x] in blue or black ink.

THE TRUSTEES UNANIMOUSLY RECOMMEND A VOTE "FOR" THE PROPOSAL LISTED BELOW.

Dear Shareholder:                    PROPOSAL:  For [ ]  Against [ ] Abstain [ ]

YOUR VOTE IS IMPORTANT. Please       1. Approval of the Plan of
help us to eliminate the             Reorganization providing for the
expense of follow-up mailings        transfer of all of the assets of MFS
by executing and returning           Global Telecommunications Fund to MFS
this Proxy as soon as                Technology Fund, each a series of MFS
possible. A postage-paid             Series Trust I, in exchange for
business reply envelope is           shares of beneficial interest of MFS
enclosed for your convenience.       Technology Fund and the assumption by
                                     MFS Technology Fund of the stated
Thank you!                           liabilities of MFS Global
                                     Telecommunications Fund, and the
                                     distribution of such shares to the
                                     shareholders of MFS Global
                                     Telecommunications Fund in
                                     liquidation of MFS Global
                                     Telecommunications Fund and the
                                     termination of MFS Global
                                     Telecommunications Fund.

                                     Please be sure to sign and date this Proxy.

Please fold at perforation before    Date:
detaching.                                 ------------------------------

                                     Shareholder sign here    Co-owner sign here

                                     ---------------------    ------------------

                                   FORM N-14
                                     PART B

                               MFS SERIES TRUST I
                                  ON BEHALF OF
                              MFS TECHNOLOGY FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                  June 6, 2003


This Statement of Additional Information (the "Statement") contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement (the "Prospectus") of MFS Technology Fund (the "Technology Fund") dated June 6, 2003 relating to the sale of all or substantially all of the assets of MFS Global Telecommunications Fund (the "Global Telecommunications Fund") to the Technology Fund. The Technology Fund's Statement of Additional Information dated January 1, 2003, and the Global Telecommunications Fund's Statement of Additional Information dated January 1, 2003, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. This Statement is not a Prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus.

This Statement should be read in conjunction with the Prospectus. Investors may obtain a free copy of the Prospectus or either or both of the Statements of Additional Information by writing MFS Service Center, Inc., 2 Avenue de Lafayette, Boston, MA 02111 or by calling 1-800-225-2606.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

Ernst & Young LLP are the independent auditors for the Technology Fund and the Global Telecommunications Fund, providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings for the Technology Fund and the Global Telecommunications Fund. The following documents are incorporated by reference into this Statement: (i) the Technology Fund's Annual Report for the fiscal year ended August 31, 2002; (ii) the Technology Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2003; (iii) the Global Telecommunications Fund's Annual Report for the fiscal year ended August 31, 2002; and (iv) the Global Telecommunications Fund's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2003. The audited annual financial statements for the Technology Fund and the Global Telecommunications Fund incorporated by reference into the Prospectus and this Statement of Additional Information have been so included and incorporated in reliance upon the reports of Ernst & Young LLP, given on their authority as experts in auditing and accounting.


TABLE OF CONTENTS

Unaudited Pro Forma Combined Financial Statements of the Technology Fund and the
Global Telecommunications Fund ...........................

                              MFS TECHNOLOGY FUND
                                      AND
                       MFS GLOBAL TELECOMMUNICATIONS FUND
                    PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)

The accompanying unaudited pro forma combined statements of investment portfolios and assets and liabilities assumes that the exchange described in the next paragraph occurred on February 28, 2003 and the unaudited pro forma combined statement of operations for the twelve months ended February 28, 2003 presents the results of operations of MFS Technology Fund (the "Technology Fund") as if the combination with MFS Global Telecommunications Fund (the "Global Telecommunications Fund") had been consummated on February 29, 2002. The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the combination been consummated on February 29, 2002. The historical statements have been derived from the Technology Fund's and the Global Telecommunications Fund's books and records utilized in calculating daily net asset value on February 28, 2003 and for the twelve month period then ended.

The pro forma statements give effect to the proposed transfer of all of the assets of the Global Telecommunications Fund to the Technology Fund in exchange for the assumption by the Technology Fund of the stated liabilities of the Global Telecommunications Fund and for a number of the Technology Fund's shares equal in value to the value of the net assets of the Global Telecommunications Fund transferred to the Technology Fund. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of the Technology Fund for pre-combination periods will not be restated. The pro forma statement of operations does not reflect the expenses of either Fund in carrying out its obligations under the Plan of Reorganization.

The unaudited pro forma combined financial statements should be read in conjunction with the separate financial statements of the Technology Fund and the Global Telecommunications Fund incorporated by reference in this statement of additional information.

PORTFOLIO OF INVESTMENTS AND PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS (UNAUDITED)

FEBRUARY 28, 2003

                                                                                   MFS Global
Stocks                                           MFS Technology Fund          Telecommunications Fund     Pro Forma Combined
-----------------------------------------------------------------------------------------------------------------------------------
Issuer                                                Shares      Value         Shares     Value          Shares        Value
--------------------------------------------------------------------------------------------------------------------------- -------
U.S. Stocks
   Advertising & Broadcasting
      Lamar Advertising Co., "A"*                          0    $         0     40,110   $ 1,258,251      40,110    $  1,258,251
                                                                -----------              -----------                ------------
   Business Machines
      Affiliated Computer Services, Inc., "A"*             0    $         0     15,850   $   710,556      15,850    $    710,556
                                                                -----------              -----------                ------------
   Business Services
      Automatic Data Processing, Inc.                      0    $         0     14,150   $   459,875      14,150    $    459,875
      BISYS Group, Inc.*                                   0              0     29,570       462,475      29,570         462,475
      Concord EFS, Inc.*                                   0              0      6,690        74,259       6,690          74,259
      Convergys Corp.*                                45,100        554,730          0             0           0         554,730
      First Data Corp.                                54,536      1,889,672          0             0           0       1,889,672
                                                                -----------              -----------                ------------
                                                                $ 2,444,402              $   996,609                $  3,441,011
                                                                -----------              -----------                ------------
   Communication Equipment
      Adtran, Inc.*                                    2,700    $    86,913          0   $         0       2,700    $     86,913
      Harris Corp.                                     8,100        242,676          0             0       8,100         242,676
      Marvell Technology Group Ltd.*                  87,400      1,800,440          0             0      87,400       1,800,440
      Symbol Technologies, Inc.                       22,100        233,818          0             0      22,100         233,818
      UTStarcom, Inc.*                                10,790        196,162          0             0      10,790         196,162
                                                                -----------              -----------                ------------
                                                                $ 2,560,009              $         0                $  2,560,009
                                                                -----------              -----------                ------------
   Communication Services
      Citizens Communications Co.*                         0    $         0     96,900   $   950,589      96,900    $    950,589
                                                                -----------              -----------                ------------
   Computer Hardware - Systems
      Dell Computer Corp.*                           138,333    $ 3,729,458     28,000   $   754,880     166,333    $  4,484,338
      EMC Corp.*                                     149,100      1,101,849          0             0     149,100       1,101,849
      Hewlett-Packard Co.                            229,383      3,635,721     23,778       376,881     253,161       4,012,602
      Imation Corp.*                                   3,100        111,600          0             0       3,100         111,600
      International Business Machines Corp.           46,591      3,631,768          0             0      46,591       3,631,768
      McData Corp.*                                   55,100        457,330          0             0      55,100         457,330
      SanDisk Corp.*                                  10,300        171,804          0             0      10,300         171,804
      Storage Technology Corp.*                        9,700        224,361          0             0       9,700         224,361
                                                                -----------              -----------                ------------
                                                                $13,063,891              $ 1,131,761                $ 14,195,652
                                                                -----------              -----------                ------------
   Computer Services
      Automatic Data Processing, Inc.                 37,988    $ 1,234,610          0   $         0      37,988    $  1,234,610
      Computer Sciences Corp.*                        23,509        734,891          0             0      23,509         734,891
      DST Systems, Inc.*                              16,400        459,528          0             0      16,400         459,528
      Electronic Data Systems Corp.                   26,400        411,048          0             0      26,400         411,048
      Ingram Micro, Inc.*                             16,000        165,760          0             0      16,000         165,760
      Reynolds & Reynolds Co.                          5,700        139,365          0             0       5,700         139,365
      Sabre Group Holdings, Inc. "A"*                 83,300      1,379,448          0             0      83,300       1,379,448
      SunGard Data Systems, Inc.*                    101,535      1,998,209     30,090       592,171     131,625       2,095,621
                                                                -----------              -----------                ------------
                                                                $ 6,522,859              $   592,171                $  7,115,030
                                                                -----------              -----------                ------------
   Computer Software - Personal Computers
      Avid Technology, Inc.*                          20,400    $   424,116          0   $         0      20,400    $    424,116
      Take-Two Interactive Software, Inc.*             7,900        165,189          0             0       7,900         165,189
                                                                -----------              -----------                ------------
                                                                $   589,305              $         0                $    589,305
                                                                -----------              -----------                ------------
   Computer Software - Services
      Ansys, Inc.*                                    16,100    $   382,536          0   $         0      16,100    $    382,536
      Citrix Systems, Inc.*                           47,800        573,600          0             0      47,800         573,600
      Intuit, Inc.*                                   52,786      2,508,391          0             0      52,786       2,508,391
      Kronos, Inc.*                                    4,700        186,778          0             0       4,700         186,778
      Peoplesoft, Inc.*                               38,600        660,060     31,480       538,308      70,080       1,198,368
      Sybase, Inc.*                                   42,700        627,263          0             0      42,700       3,268,769
      Synopsys, Inc.*                                 18,000        734,040          0             0      18,000       7,162,306
      VERITAS Software Corp.*                              0              0     52,210       889,136      52,210      11,816,221
      Yahoo, Inc.*                                         0              0     12,300       256,455      12,300      22,247,296
                                                                -----------              -----------                ------------
                                                                $ 5,672,668              $ 1,683,899                $ 49,344,265
                                                                -----------              -----------                ------------
   Computer Software - Systems
      Cisco Systems, Inc.*                           378,063    $ 5,285,321    113,200   $ 1,582,536     491,263    $  6,867,857
      Microsoft Corp.                                204,200      4,839,540     17,200       407,640     221,400       5,247,180
      Oracle Corp.*                                  425,958      5,094,457     88,180   $ 1,054,633     514,138       6,149,090
                                                                -----------              -----------                ------------
                                                                $15,219,318              $ 3,044,809                $ 18,264,127
                                                                -----------              -----------                ------------
   Defense Electronics
      L-3 Communications Holdings, Inc.*               5,300    $   191,436          0   $         0       5,300    $    191,436
                                                                -----------              -----------                ------------
   Electronics
      Analog Devices, Inc.*                           62,700    $ 1,828,332     32,020   $   933,703      94,720    $  2,762,035
      Emulex Corp.*                                   29,800        535,506          0             0      29,800         535,506
      Flextronics International Ltd.*                 38,100        330,708          0             0      38,100         330,708
      Jabil Circuit, Inc.*                            21,300        353,793          0             0      21,300         353,793
      Microchip Technology, Inc.                           0              0     17,760       451,992      17,760         451,992
      QLogic Corp.*                                    6,500        230,165          0             0       6,500         230,165
      Rambus, Inc.*                                   12,400        188,232          0             0      12,400         188,232
      Solectron Corp.*                                75,500        237,825          0             0      75,500         237,825
      Vishay Intertechnology, Inc.*                   11,900        120,190          0             0      11,900         120,190
                                                                -----------              -----------                ------------
                                                                $ 3,824,751              $ 1,385,695                $  5,210,446
                                                                -----------              -----------                ------------
   Entertainment
      Clear Channel Communications, Inc.*                  0    $         0     36,860   $ 1,345,759      36,860    $  1,345,759
      Electronic Arts, Inc.*                           3,100        163,680          0             0       3,100         163,680
      Emmis Broadcasting Corp., "A"*                       0              0     15,800       312,682      15,800         312,682
      Fox Entertainment Group, Inc.*                       0              0      6,770       180,962       6,770         180,962
      Liberty Media Corp.*                                 0              0     58,900       541,291      58,900         541,291
      Pixar, Inc.*                                     3,700        199,763          0             0       3,700         199,763
      Viacom, Inc., "B"*                                   0              0     32,400     1,203,012      32,400       1,203,012
                                                                -----------              -----------                ------------
                                                                $   363,443              $ 3,583,706                $  3,947,149
                                                                -----------              -----------                ------------
   Internet
      Amazon.com, Inc.*                               32,700    $   719,727          0   $         0      32,700    $    719,727
      BEA Systems, Inc.*                              17,900        173,988          0             0      17,900         173,988
      Ebay, Inc.*                                     22,900      1,795,818          0             0      22,900       1,795,818
      J.D. Edwards & Co.*                             37,500        449,625          0             0      37,500         449,625
      Overture Services, Inc.*                         7,600        120,992          0             0       7,600         120,992
      Verity, Inc.*                                   15,500        258,540          0             0      15,500         258,540
                                                                -----------              -----------                ------------
                                                                $ 3,518,690              $         0                $  3,518,690
                                                                -----------              -----------                ------------
   Internet Security
      Netscreen Technologies, Inc.*                   23,700    $   462,861          0   $         0      23,700    $    462,861
      Network Associates, Inc.*                      118,500      1,753,800      8,980       132,904     127,480       1,886,704
      Safenet, Inc.*                                  19,800        349,866          0             0      19,800         349,866
      Symantec Corp.*                                 18,678        755,899          0             0      18,678         755,899
                                                                -----------              -----------                ------------
                                                                $ 3,322,426              $   132,904                $  3,455,330
                                                                -----------              -----------                ------------
   Media
      AOL Time Warner, Inc.*                         416,401    $ 4,713,659     51,350   $   581,282     467,751    $  5,294,941
      LIN TV Corp.*                                        0              0     20,700       468,648      20,700         468,648
                                                                -----------              -----------                ------------
                                                                $ 4,713,659              $ 1,049,930                $  5,763,589
                                                                -----------              -----------                ------------
   Printing & Publishing
      Gannett Co., Inc.                                    0    $         0      3,200   $   230,944       3,200    $    230,944
      New York Times Co.                                   0              0     12,790       594,223      12,790         594,223
      Tribune Co.                                          0              0     14,840       665,574      14,840         665,574
                                                                -----------              -----------                ------------
                                                                $         0              $ 1,490,741                $  1,490,741
                                                                -----------              -----------                ------------
   Retail
      CDW Computer Centers, Inc.*                     16,700    $   729,122          0   $         0      16,700    $    729,122
                                                                -----------              -----------                ------------
   Semiconductors
      Applied Materials, Inc.*                        16,082    $   208,744          0   $         0      16,082    $    208,744
      Cree, Inc.*                                     10,100        171,902          0             0      10,100         171,902
      Intel Corp.                                    234,323      4,042,072          0             0     234,323       4,042,072
      International Rectifier Corp.*                  10,169        227,277          0             0      10,169         227,277
      Linear Technology Corp.                         48,700      1,493,629          0             0      48,700       1,493,629
      Maxim Integrated Products, Inc.                 23,843        823,537          0             0      23,843         823,537
      Microchip Technology, Inc.                      35,700        908,565          0             0      35,700         908,565
      Novellus Systems, Inc.*                         20,312        592,095          0             0      20,312         592,095
      Texas Instruments, Inc.                         78,609      1,316,701          0             0      78,609       1,316,701
                                                                -----------              -----------                ------------
                                                                $ 9,784,522              $         0                $  9,784,522
                                                                -----------              -----------                ------------
   Technology
      PerkinElmer, Inc.                               21,100    $   178,928          0   $         0      21,100    $    178,928
      Technology Select Sector SPDR Trust            139,900      2,031,348          0             0     139,900       2,031,348
                                                                -----------              -----------                ------------
                                                                $ 2,210,276              $         0                $  2,210,276
                                                                -----------              -----------                ------------
   Telecommunications
      Advanced Fibre Communications, Inc.*            25,559    $   407,666     43,720   $   697,334      69,279    $  1,105,000
      Amdocs Ltd.*                                    48,200        632,866     37,400       491,062      85,600       1,123,928
      AT&T Corp.                                           0              0     15,781       292,580      15,781         292,580
      BellSouth Corp.                                      0              0     39,730       860,949      39,730         860,949
      CenturyTel, Inc.                                     0              0     28,620       784,188      28,620         784,188
      Comcast Corp. "A"*                                   0              0     39,959     1,167,602      39,959       1,167,602
      Commonwealth Telephone Enterprises, Inc.*            0              0      5,290       199,750       5,290         199,750
      EchoStar Communications Corp.*                       0              0     17,430       458,932      17,430         458,932
      SBC Communications, Inc.                             0              0     38,650       803,920      38,650         803,920
      Tekelec Co.*                                     9,600         81,216          0             0       9,600          81,216
      Tellabs, Inc.*                                       0              0     62,800       381,824      62,800         381,824
      USA Interactive, Inc.*                               0              0      9,300       228,129       9,300         228,129
      Verizon Communications, Inc.                         0              0     43,110     1,490,744      43,110       1,490,744
                                                                -----------              -----------                ------------
                                                                $ 1,121,748              $ 7,857,014                $  7,873,762
                                                                -----------              -----------                ------------
   Telecom - Wireless
      AT&T Wireless Services, Inc.*                        0    $         0     33,700   $   199,167      33,700    $    199,167
      Motorola, Inc.                                 376,085      3,166,636          0             0     376,085       3,166,636
      Qualcomm, Inc.*                                 74,000      2,558,920          0             0      74,000       2,558,920
                                                                -----------              -----------                ------------
                                                                $ 5,725,556              $   199,167                $  5,924,723
                                                                -----------              -----------                ------------
Total U.S. Stocks                                               $81,578,081              $26,067,802                $107,645,883
                                                                -----------              -----------                ------------
Foreign Stocks
   Bermuda
      Accenture Ltd. (Business Services)*            134,600    $ 2,064,764     22,370   $   343,156     156,970    $  2,407,920
                                                                -----------              -----------                ------------
   Brazil
      Tele Norte Leste Participacoes S.A., ADR
        (Telecommuniatons)                                 0    $         0     57,700   $   389,475      57,700    $    389,475
                                                                -----------              -----------                ------------
   Canada
      Celestica, Inc. (Electronics)*                  20,000    $   241,200          0   $         0      20,000    $    241,200
      Manitoba Telecom Services
        (Telecommunications)                               0              0     23,410       555,814      23,410         555,814
                                                                -----------              -----------                ------------
                                                                $   241,200              $   555,814                $    797,014
                                                                -----------              -----------                ------------
   China
      China Telecom Corp., Ltd. ADR
        (Telecommunications)*                              0    $         0     27,000   $   494,640    27,000 $         494,640
                                                                -----------              -----------                ------------
   Finland
      Nokia Corp., ADR (Telecommunications)           21,928    $   290,108          0   $         0      21,928    $    290,108
                                                                -----------              -----------                ------------
   France
      Business Objects SA, ADR (Computer
        Software)*                                    11,900    $   204,680          0   $         0      11,900    $    204,680
      Societe Television Francaise 1 (Media)               0              0      9,107       208,266       9,107         208,266
                                                                -----------              -----------                ------------
                                                                $   204,680              $   208,266                $    412,946
                                                                -----------              -----------                ------------
   Hong Kong
      SmarTone Telecommunications Holdings, Ltd.
      (Telecommunications - Wireless)                      0    $         0    453,000   $   499,558     453,000    $    499,558
                                                                -----------              -----------                ------------
   Israel
      Check Point Software Technologies Ltd.
        (Computer Software)*                          52,100    $   774,727          0   $         0      52,100    $    774,727
                                                                -----------              -----------                ------------
   Indonesia
      PT Telekomunikasi Indonesia
        (Telecommunications)                               0    $         0    616,000   $   247,968     616,000    $    247,968
                                                                -----------              -----------                ------------
   Japan
      Canon, Inc., ADR (Office Equipment)             15,700    $   564,415          0   $         0      15,700    $    564,415
      Sega Corp. (Entertainment)                      38,200        239,174          0             0      38,200         239,174
      Sony Corp., ADR (Electronics)                        0              0      8,500       322,745       8,500         322,745
      Stanley Electric Co., Ltd. (Electronics)             0              0     49,000       605,296      49,000         605,296
                                                                -----------              -----------                ------------
                                                                $   803,589              $   928,041                $  1,731,630
                                                                -----------              -----------                ------------
   Mexico
      America Movil S.A. de  C.V., ADR
        (Telecommunications)                               0    $         0     61,080   $   842,904      61,080    $    842,904
                                                                -----------              -----------                ------------
   Netherlands
      ASM  International N.V. (Electronics)*          18,600    $   204,414          0   $         0      18,600    $    204,414
      Elsevier N.V. (Publishing)                           0              0     31,400       322,493      31,400         322,493
      Koninklijke KPN N.V. (Telecommunications)       69,400      1,157,786    137,110       908,745     206,510       2,066,531
      STMicroelectronics N.V. (Electronics)          106,600      1,983,826     31,810       591,984     138,410       2,575,810
      VNU N.V. (Printing & Publishing)                     0              0     21,220       466,752      21,220         466,752
                                                                -----------              -----------                ------------
                                                                $ 3,346,026              $ 2,289,974                $  5,636,000
                                                                -----------              -----------                ------------
   New Zealand
      Telecom Corp. of New Zealand, Ltd.
        (Telecommunication)                                0    $         0    207,250   $   486,867     207,250    $    486,867
                                                                -----------              -----------                ------------
   South Korea
      Samsung Electronics Co. (Electronics)            3,600    $   421,481          0   $         0       3,600    $    421,481
      Samsung Electronics Co. (Electronics)##          3,825        452,306          0             0       3,825         452,306
                                                                -----------              -----------                ------------
                                                                $   873,787              $         0                $    873,787
                                                                -----------              -----------                ------------
   Spain
      Telefonica, S.A. (Telecommunications)                0    $         0    125,974   $ 1,221,860     125,974    $  1,221,860
                                                                -----------              -----------                ------------
   United Kingdom
      ARM Holdings PlC (Electronics)                 723,000    $   602,949          0   $         0     723,000    $    602,949
      British Sky Broadcasting Group PLC
        (Broadcasting)                                     0              0    104,360     1,032,062     104,360       1,032,062
      BT Group PLC (Telecommunications)                    0              0    238,270       612,991     238,270         612,991
      mmO2 PLC (Telecommunications)                        0              0    589,080       440,286     589,080         440,286
      Vodafone Group PLC (Telecommunications)              0              0    991,720     1,775,036     991,720       1,775,036
                                                                -----------              -----------                ------------
                                                                $   602,949              $ 3,860,375                $  4,463,324
                                                                -----------              -----------                ------------

Total Foreign Stocks                                            $ 9,201,830              $12,368,898                $ 21,570,728
                                                                -----------              -----------                ------------

Total Stocks (Identified Cost, $97,125,928, $48,891,974
   and $142,590,995, respectively)                              $90,779,911              $38,436,700                $129,216,611
                                                                -----------              -----------                ------------

                                                 Principal Amount         Principal Amount         Principal Amount
Convertible Bond                                 (000 Omitted)            (000 Omitted)            (000 Omitted)
-----------------------------------------------  ------------------------------------------------  -------------------------
U.S. Bond
   Communication Equipment
     Brocade Communications Systems,
       Inc., 2s 2007
       (Identified cost, $730,000)                   $   730    $   537,463          0   $         0   $     730    $    537,463
                                                                -----------              -----------                ------------
Short-Term Obligations
-----------------------------------------------
   Sheffield Receivables Corp. due 3/03/03, at
     Amortized Cost                                  $     0    $         0        719   $   718,946   $     719    $    718,946
                                                                -----------              -----------                ------------
Repurchase Agreement
-----------------------------------------------
   Morgan Stanley, dated 2/28/03, due
     3/03/03, total to be received
     $2,541,282, $0 and $2,541,282,
     respectively (secured by various U.S.
     Treasury and Federal Agency obligations
     in a jointly traded account), at Cost           $ 2,541    $ 2,541,000          0   $         0   $   2,541    $  2,541,000
                                                                -----------              -----------                ------------

                                                    Shares                    Shares                   Shares
                                                   -----------------------------------------------------------------------------
Collateral for Securities Loaned
-----------------------------------------------
     Navigator Securities Lending Prime
       Portfolio, at identified cost              15,189,352   $ 15,189,352  1,581,458   $ 1,581,458  16,770,810    $ 16,770,810
                                                               ------------              -----------                ------------
Total Investments (Identified Cost,
  $115,586,280, $51,192,378,
  and $166,778,658, respectively)                              $109,047,726              $40,737,104                $149,784,830
                                                                -----------              -----------                ------------
Other Assets, Less Liabilities                                 $(14,990,812)             $  (672,003)               $(15,662,815)
                                                                -----------              -----------                ------------
Net Assets                                                     $ 94,056,914              $40,065,101                $134,122,015
                                                                ===========              ===========                ============

* Non income producing securities.
# SEC Rule 144A restriction.

 Notes:

The Pro Forma Combined Portfolio of Investments reflects the proposed acquisition of the net assets of the MFS Global
Telecommunications Fund by the MFS Technology Fund as though such acquisition had become effective February 28, 2003, and includes the portfolio securities of both entities as of that date.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
FEBRUARY 28, 2003

                                                                            MFS TECHNOLOGY       MFS GLOBAL        PRO FORMA
                                                                                FUND         TELECOMMUNICATIONS    COMBINED
                                                                            -------------   -----------------------------
Assets:
  Investments:
     Identified cost                                                         $115,586,280       $ 51,192,378      $166,778,658
     Unrealized depreciation                                                   (6,538,554)       (10,455,274)      (16,993,828)
                                                                             ------------       ------------      ------------
     Total Investments, at value, including $14,548,948 and
       $1,512,710, respectively, of securities on loan                       $109,047,726       $ 40,737,104      $149,784,830
  Cash                                                                                544                464             1,008
  Receivable for investments sold                                                    --            1,215,054         1,215,054
  Receivable for fund shares sold                                                 289,398              9,637           299,035
  Interest and dividends receivable                                                41,826              6,030            47,856
  Other assets                                                                         37               --                  37
                                                                                                                  ------------
                                                                             ------------       ------------      ------------
        Total assets                                                         $109,379,531       $ 41,968,289      $151,347,820
                                                                             ------------       ------------      ------------
Liabilities:
  Payable to custodian                                                       $       --         $        226      $        226
  Payable for investments purchased                                                  --              259,494           259,494
  Payable for fund shares reacquired                                              113,000             58,179           171,179
  Collateral for securities loaned, at value                                   15,189,352          1,581,458        16,770,810
  Payable to affiliates-
     Management fee                                                                 1,905              1,087             2,992
     Reimbursement fee                                                              1,031                380             1,411
     Distribution and service fee                                                   1,483              1,152             2,635
  Accrued expenses and other liabilities                                           15,846              1,212            17,058
                                                                             ------------       ------------      ------------
     Total liabilities                                                       $ 15,322,617       $  1,903,188      $ 17,225,805
                                                                             ============       ============      ============
Net assets                                                                   $ 94,056,914       $ 40,065,101      $134,122,015
                                                                             ------------       ------------      ------------
Net assets consist of:
  Paid-in capital                                                            $285,751,398       $248,308,244      $534,059,642
  Unrealized depreciation on investments and translation of assets and
     liabilities in foreign currencies                                         (6,538,554)       (10,454,328)      (16,992,882)
  Accumulated net realized loss on investments and foreign currency
     transactions                                                            (184,547,377)      (197,478,517)     (382,025,894)
  Accumulated net investment loss                                                (608,553)          (310,298)         (918,851)
                                                                             ------------       ------------      ------------
     Total                                                                   $ 94,056,914       $ 40,065,101      $134,122,015
                                                                             ------------       ------------      ------------
Shares of beneficial interest outstanding:
  Class A                                                                       9,180,858          6,593,198        11,468,907
  Class B                                                                       4,429,855          9,318,895         7,676,217
  Class C                                                                       1,512,796          3,290,545         2,658,481
  Class I                                                                         469,054                 21           469,061
  Class R                                                                             812               --                 812
                                                                             ------------       ------------      ------------
     Total shares of beneficial interest outstanding                           15,593,375         19,202,659        22,273,478
                                                                             ------------       ------------      ------------
Net assets:
  Class A                                                                    $ 55,727,447       $ 13,888,456      $ 69,615,903
  Class B                                                                      26,422,930         19,348,319        45,771,249
  Class C                                                                       9,014,118          6,828,282        15,842,400
  Class I                                                                       2,887,496                 44         2,887,540
  Class R                                                                           4,923               --               4,923
                                                                             ------------       ------------      ------------
     Total net assets                                                        $ 94,056,914       $ 40,065,101      $134,122,015
                                                                             ------------       ------------      ------------
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial interest outstanding)                        $6.07              $2.11             $6.07
                                                                                    -----              -----             -----
  Offering price per share (100 / 94.25 of net asset value per share)               $6.44              $2.24             $6.44
                                                                                    -----              -----             -----
Class B shares:
  Net asset value and offering price per share
    (net assets / shares of beneficial interest outstanding)                        $5.96              $2.08             $5.96
                                                                                    -----              -----             -----
Class C shares:
  Net asset value and offering price per share
    (net assets / shares of beneficial interest outstanding)                        $5.96              $2.08             $5.96
                                                                                    -----              -----             -----
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets / shares of beneficial interest outstanding)                        $6.16              $2.15             $6.16
                                                                                    -----              -----             -----
Class R shares:
  Net asset value, offering price and redemption price per share
    (net assets / shares of beneficial interest outstanding)                        $6.06                N/A             $6.06
                                                                                    -----              -----             -----

On sales of $50,000 or more, the offering price of Class A shares is reduced.

A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

Notes:

The Pro Forma Combined Statement of Assets and Liabilities reflects the proposed acquisition of the net assets of the MFS
Global Telecommunications Fund by the MFS Technology Fund as though such acquisition had become effective February 29, 2003, and reflects the accounts of both entities as of that date.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the
Reorganization nor any anticipated expense to be incurred in connection with the Reorganization.

The Pro Forma combined shares of each class' shares of beneficial interest outstanding represent those shares that would have been outstanding on February 28, 2003, had the acquisition taken place on February 29, 2002. In exchange for the net assets of the MFS Global Telecommunications Fund each class of shares of the MFS Technology Fund would have been issued based upon the per-share net asset value as follows:

                                                                   Class A        Class B          Class C         Class I
                                                                 ------------   ------------     -----------     -----------
        Net assets - MFS Global Telecommunications Fund          $ 13,888,456   $ 19,348,319     $ 6,828,282     $        44
        Shares - MFS Technology Fund                                2,288,049      3,246,362       1,145,685               7
        Net asset value - MFS Technology Fund                           $6.07          $5.96           $5.96           $6.16

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2003
                                                                                   MFS GLOBAL
                                                             MFS TECHNOLOGY    TELECOMMUNICATIONS     PRO FORMA        PRO FORMA
                                                                  FUND                 FUND          ADJUSTMENTS       COMBINED
                                                             ---------------    ------------------------------   --------------
Net investment income (loss):
  Income -
  Interest                                                      $    113,350    $     33,912                       $     147,262
  Dividends                                                          257,891         309,458                             567,349
  Income on securities loaned                                         52,141          13,204                              65,345
  Foreign taxes withheld                                              (7,668)        (15,846)                            (23,514)
                                                                ------------    ------------                       -------------
       Total investment Income                                  $    415,714    $    340,728                       $     756,442
                                                                ------------    ------------                       -------------
Expenses -
  Management fee                                                $    799,643    $    540,938     $    (53,404)(A)  $   1,287,177
  Trustees' compensation                                              36,780          24,503          (43,684)(B)         17,599
  Shareholder servicing agent fee                                    106,629          54,068             --              160,697
  Distribution and service fee (Class A)                             210,016          67,993             --              278,009
  Distribution and service fee (Class B)                             311,423         256,574             --              567,997
  Distribution and service fee (Class C)                             119,984          90,097             --              210,081
  Distribution and service fee (Class R)                                   4            --               --                    4
  Administrative fee                                                  11,161           5,829             --               16,990
  Investor communication expense                                        --           116,604             --              116,604
  Custodian fee                                                       39,680          38,596           (2,532)(B)         75,744
  Printing                                                            45,454          40,770          (16,224)(B)         70,000
  Postage                                                             47,678          29,002           (6,680)(B)         70,000
  Auditing fees                                                       32,589          44,200          (41,989)(B)         34,800
  Legal fees                                                           4,370           3,562           (5,932)(B)          2,000
  Transfer agent systems fee                                          46,020         103,756           25,224            175,000
  Miscellaneous                                                      257,914          36,892         (245,784)(B)         49,022
                                                                ------------    ------------     ------------      -------------
       Total expenses                                           $  2,069,345    $  1,453,384     $   (391,005)     $   3,131,724
  Fees paid indirectly                                                 4,544          (2,289)            --                2,255
  Reduction of expenses by investment adviser                       (206,341)       (304,954)         292,729           (101,962)
                                                                ============    ============     ============      =============
       Net expenses                                             $  1,867,548    $  1,146,141     $    (98,276)     $   3,032,017
                                                                ============    ============     ============      =============
          Net investment loss                                   $ (1,451,834)   $   (805,413)    $     98,276      $  (2,275,575)
                                                                ------------    ------------     ------------      -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
  Investment transactions                                       $(54,825,526)   $(56,593,986)            --        $(111,419,512)
  Foreign currency transactions                                       (1,859)        (13,027)            --              (14,886)
                                                                ============    ============     ============      =============
Net realized loss on investments and foreign currency
  transactions                                                  $(54,827,385)   $(56,607,013)    $       --        $(111,434,398)
                                                                ============    ============     ============      =============
  Change in unrealized appreciation (depreciation) -
  Investments                                                   $  7,405,191    $ 35,204,695             --        $  42,609,886
  Translation of assets and liabilities in foreign
    currencies                                                           (33)            946             --                  913
                                                                ============    ============     ============      =============
      Net unrealized loss on investments and foreign currency
        translation                                             $  7,405,158    $ 35,205,641     $       --        $  42,610,799
        Net realized and unrealized loss on investments and
          foreign currency                                      $(47,422,227)   $(21,401,372)    $       --        $ (68,823,599)
                                                                ============    ============     ============      =============
            Decrease in net assets from operations              $(48,874,061)   $(22,206,785)    $     98,276      $ (71,099,174)
                                                                ============    ============     ============      =============

Pro Forma Adjustments:

(A) The investment advisory fee is 0.75% of the average daily net assets for the MFS Technology Fund. The investment advisory fee is 1.00% of the average daily net assets for the MFS Global Telecommunications Fund.

(B) Expenditure reduced as the result of the elimination of duplicative functions.

--------
Notes:

The Pro Forma Combined Statement of Operations reflects the proposed acquisition of the assets of the MFS Global
Telecommunications Fund by the MFS Technology Fund as though such acquisition had become effective February 29, 2002, and reflects the accounts of both entities for the twelve months ended February 28, 2003.

The above statement reflects neither any adjustment with respect to additional distributions that may be made prior to the reorganization nor any anticipated reorganization expenses.

                             MFS(R) TECHNOLOGY FUND

                                    FORM N-14
                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Reference is hereby made to (a) Article V of the Trust's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002 and (b)
Section 8 of the Shareholder Servicing Agent Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 16. EXHIBITS

          1  (a)   Amended and Restated Declaration of Trust, dated January 1,
                   2002.  (4)

             (b) Amendment, dated April 18, 2002, to the Amended and Restated Declaration of Trust - Designation of New 529 Classes. (4)

             (c) Amendment, dated October 17, 2002, to the Declaration of Trust - Designation of New Class R Shares for MFS Core Growth Fund, MFS New Discovery Fund, MFS Research Growth and Income Fund, MFS Research International Fund, MFS Strategic Growth Fund, MFS Technology Fund and MFS Value Fund. (19)

          2 Amended and Restated By-Laws, dated January 1, 2002 as revised September 18, 2002. (16)

          3        Not Applicable.

          4 Plan of Reorganization; included as Exhibit A to the MFS Technology Fund Prospectus set forth in Part A to the Registration Statement on Form N-14.

          5        Form of Share Certificate for Classes of Shares.  (3)

          6 Investment Advisory Agreement for the Trust, dated January 1, 2002. (4)

          7  (a)   Distribution Agreement, dated January 1, 1995.  (1)

             (b) Dealer Agreement between MFS Fund Distributors, Inc. ("MFD"), and a dealer, and the Mutual Fund Agreement between MFS and a bank effective April 6, 2001. (14)

          8  (a)   Retirement Plan for Non-Interested Person Trustees, as
                   amended and restated February 10, 1999.  (2)

             (b) Amendment, dated July 1, 2002, to Master Retirement Plan for Non-Interested Trustees. (19)

             (c)   Retirement Benefit Deferral Plan, dated July 1, 2002. (15)

             (d) Amended and Restated Trustee Fee Deferral Plan for MFS Strategic Growth Fund, dated December 11, 2001. (18)

          9  (a)   Master Custodian Agreement between Registrant and State
                   Street Bank and Trust Company, dated July 2, 2001.  (13)

             (b) Global Custodian Contract between Registrant and Chase Manhattan Bank, dated July 2, 2001. (13)

             (c) Exhibit A, revised September 30, 2002, to the Master Custodian Contract and the Global Custody Agreement. (16)

             (d) Amendment No. 1, dated September 30, 2002, to the Master Custodian Agreement with State Street Bank & Trust Company.
                   (16)

         10 Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 effective January 1, 1997, and Amended and Restated October 16, 2002. (5)

         11 Opinion of James R. Bordewick, Jr. including consent; filed herewith.

         12 Form of Opinion of Bingham Dana LLP as to tax matters, including consent; filed herewith.

         13  (a)   Shareholder Servicing Agreement, dated September 10, 1986.

             (b) Amendment to Shareholder Servicing Agent Agreement, dated April 1, 1999 to amend fee schedule. (9)

             (c)   Exchange Privilege Agreement, dated July 30, 1997. (6)

             (d) Dividend Disbursing Agency Agreement, dated September 10, 1986. (8)

             (e) Master Administrative Services Agreement, dated March 1, 1997, as amended and restated April 1, 1999. (7)

             (f) Exhibit A, dated September 18, 2002, to the Amended and Restated Master Administrative Services Agreement. (12)

             (g) Master 529 Administrative Service Agreement, dated August 1, 2002. (5)

             (h) Addendum to the Master 529 Administrative Services Agreement, dated October 16, 2002. (5)

         14 Consent of Ernst & Young LLP, independent accountants to MFS Global Telecommunications Fund and MFS Technology Fund; filed herewith.

         15        Not Applicable.

         16  (a)   Power of Attorney, dated January 1, 2002.  (4)

             (b)   Power of Attorney, dated August 1, 2002. (10)

             (c)   Power of Attorney, dated September 18, 2002. (17)

             (d)   Power of Attorney, dated April 1, 2003; filed herewith.

         17  (a)   MFS Technology Fund Prospectus and Statement of Additional
                   Information, dated January 1, 2003.  (19)

             (b) MFS Technology Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2002. (11)

             (c) MFS Technology Fund's Semi-Annual Report to Shareholders for the six months ended February 28, 2003. (20)

             (d) MFS Global Telecommunications Fund Prospectus and Statement of Additional Information, dated January 1, 2003. (19)

             (e) MFS Global Telecommunications Fund's Semi-Annual Report to Shareholders for the fiscal year ended August 31, 2002. (11)

             (f) MFS Global Telecommunications Fund's Semi-Annual Report to Shareholders for the six months ended February 28, 2003.
                   (20)

---------------------
 (1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on March 30, 1995.
 (2) Incorporated by reference to MFS(R) Government Limited Maturity Fund
     (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 20 filed with the SEC via EDGAR on February 26, 1999.
 (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.
 (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 30, 2002.
 (5) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on November 27, 2002.
 (6) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC on October 29, 1997.
 (7) Incorporated by reference to MFS(R)Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.
 (8) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 17, 1995.
 (9) Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the SEC via EDGAR on October 29, 1999.
(10) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(11) Incorporated by reference to Registrant's Form N-30D (File Nos. 33-7638 and 811-4777) filed with the SEC via EDGAR on October 21, 2002.
(12) Incorporated by reference to MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 18 filed with the SEC via EDGAR on December 23, 2002.
(13) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(14) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(15) Incorporated by reference to Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 45 filed with the SEC via EDGAR on August 28, 2002.
(16) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 46 filed with the SEC via EDGAR on October 16, 2002.
(17) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on September 27, 2002.
(18) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 70 filed with the SEC via EDGAR on March 26, 2002.
(19) Incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the SEC via EDGAR on December 27, 2002.
(20) Incorporated by reference to Registrant's Form N-30D (File Nos. 33-7638 and 811-4777) filed with the SEC via EDGAR on April 21, 2003.

ITEM 17. UNDERTAKINGS

         (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (a) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (c) The Registrant agrees to file an executed copy of an opinion of counsel supporting the tax consequences of the proposed reorganization as an amendment to this Registration Statement within a reasonable time after receipt of such opinion.

                                     NOTICE

         A copy of the Amended and Restated Declaration of Trust, as amended, of MFS Series Trust VIII, is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Registration Statement has been executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually, and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders of the Registrant individually, but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of April, 2003.

                                   MFS SERIES TRUST I,
                                   on behalf of one of its series,
                                   MFS Technology Fund

                                   By:
                                   -------------------------------------------
                                   James R. Bordewick, Jr.
                                   Assistant Clerk and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on March 24, 2003.

       SIGNATURE                                 TITLE
       ---------                                 -----

JEFFREY L. SHAMES*                   Chairman and Trustee
-------------------------------
Jeffrey L. Shames


KEVIN R. PARKE*                      President (Principal Executive Officer)
-------------------------------
Kevin R. Parke


RICHARD M. HISEY*                    Principal Financial Officer and Accounting
-------------------------------
Richard M. Hisey                      Officer


JOHN W. BALLEN*                      Trustee
-------------------------------
John W. Ballen

LAWRENCE H. COHN*                    Trustee
-------------------------------
Lawrence H. Cohn



WILLIAM R. GUTOW*                    Trustee
-------------------------------
William R. Gutow


J. ATWOOD IVES*                      Trustee
-------------------------------
J. Atwood Ives


ABBY M. O'NEILL*                     Trustee
-------------------------------
Abby M. O'Neill


KEVIN R. PARKE*                      Trustee
-------------------------------
Kevin R. Parke


LAWRENCE T. PERERA*                  Trustee
-------------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                   Trustee
-------------------------------
William J. Poorvu


J. DALE SHERRATT*                    Trustee
-------------------------------
J. Dale Sherratt


ELAINE R. SMITH*                     Trustee
-------------------------------
Elaine R. Smith


WARD SMITH*                          Trustee
-------------------------------
Ward Smith
                                     *By:
                                           ------------------------------------
                                     Name: James R. Bordewick, Jr.
                                           as Attorney-in-fact

                                     Executed by James R. Bordewick, Jr. on
                                     behalf of those indicated pursuant to a
                                     Power of Attorney dated January 1, 2002, incorporated by reference to the Registrant's Post-Effective Amendment No. 40, filed with the SEC via EDGAR on July 30, 2002; a Power of Attorney dated August 1, 2002, incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44, filed with the SEC via EDGAR on August 1, 2002; a Power of Attorney dated September 18, 2002, incorporated by reference to MFS Series Trust X Post-Effective Amendment No. 41, filed with the SEC on September 27, 2002; and a Power of Attorney dated April 1, 2003, filed herewith.

                                  EXHIBIT INDEX

The following exhibits are filed as a part of this Registration Statement pursuant to General Instruction G of Form N-14.

EXHIBITS                        DESCRIPTION                           PAGE

   11        Opinion of James R. Bordewick, Jr. including consent.

   12 Form of Opinion of Kirkpatrick & Lockhart LLP as to tax matters, including consent.

   14 Consent of Ernst & Young LLP, independent accountants to MFS Global Telecommunications Fund and MFS
             Technology Fund.

   16 (d)    Power of Attorney, dated April 1, 2003.